As filed with the Securities and Exchange Commission on February 26, 2014

 Registration No. 33-87874

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. 30 ☒

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 35

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

320 Park Avenue New York, New York 10022

(Address of Registrant’s Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 224-1893

John R. Greed

Chairman, President and Chief Executive Officer

Mutual of America Institutional Funds, Inc.

320 Park Avenue

New York, New York 10022-6839

(Name and address of agent for service)

Copy to:

Scott H. Rothstein

Executive Vice President, Deputy General Counsel and Secretary

Mutual of America Institutional Funds, Inc.

320 Park Avenue

New York, New York 10022-6839

Approximate date of proposed public offering:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐   immediately upon filing pursuant to paragraph (b).

☐   on May 1, 2014 pursuant to paragraph (b) of Rule 485.

☐   60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☒   on May 1, 2014 pursuant to paragraph (a)(1) of Rule 485.

☐   75 days after filing pursuant to paragraph (a)(2).

☐   on May 1, 2014 pursuant to paragraph (a)(2) of Rule 485.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

Cross-Reference Sheet

Caption in Form N-1A	Caption or Location in Prospectus
PART A
1. Front and Back Cover Pages	Front and Back Covers
2. Risk/Return Summary: Investments, Risks, and Performance	Summary of How Our Funds Invest
3. Risk/Return Summary: Fee Table	Summary of How Our Funds Invest—Annual Fees and Expenses
4. Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	Details about How Our Funds Invest and Related Risks
5. Management, Organization, and Capital Structure	Management of the Funds
6. Shareholder Information	Information on Fund Shares
7. Distribution Arrangements	Information on Fund Shares
8. Financial Highlights Information	Financial Highlights

Caption or Location in Statement of Additional Information
PART B
9. Cover Page and Table of Contents	Cover
10. Fund History	Investment Company’s Form of Operations
11. Description of the Fund and Its Investments and Risks Investment Strategies and Related Risks; Fundamental Investment Restrictions; Non-Fundamental Investment Policies; Description of Corporate Bond	Ratings; Use of Standard & Poor’s Indexes
12. Management of the Fund	Management of the Investment Company
13. Control Persons and Principal Holders of Securities	Investment Company’s Form of Operations
14. Investment Advisory and Other Services Investment Advisory Arrangements; Administrative Arrangements; Independent	Registered Public Accounting Firm; Custodian
15. Portfolio Managers	Investment Advisory Arrangements
16. Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
17. Capital Stock and Other Securities	Investment Company’s Form of Operations
18. Purchase, Redemption, and Pricing of Shares	Purchase, Redemption and Pricing of Shares
19. Taxation of the Fund	Taxation of the Investment Company
20. Underwriters	Distribution of Fund Shares
21. Calculation of Performance Data	Yield and Performance Information
22. Financial Statements	Not Applicable (Included in Annual Report)

Caption in Form N-1A and in Part C of Registration Statement
PART C
23. Exhibits
24. Persons Controlled by or Under Common Control with the Fund
25. Indemnification
26. Business and Other Connections of the Investment Adviser
27. Principal Underwriters
28. Location of Accounts and Records
29. Management Services
30. Undertakings

PROSPECTUS OF

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

MAY 1, 2014

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid-Cap Equity Index Fund

Money Market Fund

Bond Fund

Distributed by:

MUTUAL OF AMERICA

SECURITIES CORPORATION

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022-6839	1-800-914-8716
www.institutionalfunds.com

Mutual of America Institutional Funds, Inc. (“Investment Company”) is a mutual fund. It has these seven Funds:

—	Equity Index Fund (Ticker: MAEQX)

—	All America Fund (Ticker: MALLX)

—	Small Cap Value Fund (Ticker: MAVSX)

—	Small Cap Growth Fund (Ticker: MASSX)

—	Mid-Cap Equity Index Fund (Ticker: MAMQX)

—	Money Market Fund (Ticker: MAFXX)

—	Bond Fund (Ticker: MABOX)

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated May 1, 2014

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.	SUMMARY

Equity Index Fund	May 1, 2014

Investment Objective. The Fund seeks investment results that correspond to the investment performance of the S&P 500® Index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses*	0.51%
Total Annual Fund Operating Expenses	0.64%
Expense Reimbursement	(0.51)%
Net Expenses	0.13%
Wire transfer charge for redemptions with proceeds less than $5,000.00	$0 - $50

*	The Adviser contractually agreed beginning as of April 1, 2002 to limit the Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. This contractual obligation continues in effect until April 30, 2015, and will continue for each succeeding 12 month period thereafter, unless either the Investment Company gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to the Investment Company within a 45 calendar day period prior to the next May 1.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$13	$207	$362	$825

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was [5.91]% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest available cash prior to the purchase of common stocks.

—	Substantially all of the Fund’s assets are invested in securities included in the S&P 500® Index.

—	Securities in the S&P 500® Index generally are issued by companies with large market capitalizations and are included based on industry weightings and the issuers’ leading positions in those industries.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

—	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

—	Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

—	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

—	Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

—	Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a price equal to their value.

—	Options and Futures risk: Securities held in the Fund may not be exactly the same as securities in the underlying options or futures contracts and as a result the price of the securities being hedged may not move in the same amount or direction as the underlying index, securities or debt obligation. When the Fund purchases an option, it may lose the entire premium plus costs. When an option is exercised the Fund may be required to sell the security at a price below its market value.

—	Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a mid-capitalization stock or any stock that trades “over-the-counter”, than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

Updated performance information is available at no cost online at http://www.institutionalfunds.com or by calling 1-800-914-8716.

** GRAPHIC **

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Second quarter 2009	15.80%
Worst	Fourth quarter 2008	(21.85)%

Average Annual Total Returns (for periods ended December 31, 2013)

Equity Index Fund/Comparative Index	Past One Year	Past Five Years	Past Ten Years
Equity Index Fund (commenced operations on May 3, 1999)
Return before taxes	16.07%	1.54%	6.98%
Return after taxes on distributions	15.35%	0.91%	6.30%
Return after taxes on distributions and sales of shares	10.43%	0.92%	5.76%
S&P 500® Index	16.00%	1.66%	7.10%

Investment Adviser. Mutual of America Capital Management Corporation (the “Adviser”) is the investment adviser for the Funds.

Portfolio Manager. Benjamin L. Heben, Second Vice President of the Adviser, has been the portfolio manager of the Fund since 2010.

For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the Bond Fund’s summary section on page 20.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.	SUMMARY

All America Fund	May 1, 2014

Investment Objective. The Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses*	0.60%
Total Annual Fund Operating Expenses	1.10%
Expense Reimbursement	(0.60)%
Net Expenses	0.50%
Wire transfer charge for redemptions with proceeds less than $5,000.00	$0 - $50

*	The Adviser contractually agreed beginning as of January 1, 2013 to limit the Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. This contractual obligation continues in effect until April 30, 2015, and will continue for each succeeding 12 month period thereafter, unless either the Investment Company gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to the Investment Company within a 45 calendar day period prior to the next May 1.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$51	$355	$623	$1,418

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was 19.04% of the average value of its portfolio.

Principal Investment Strategies. A portion of the Fund’s assets is indexed and a portion is actively managed.

—	At least 80% of the Fund’s assets will be invested in securities of U.S. companies.

—	Approximately 60% of the Fund’s assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

—	Approximately 40% of the Fund’s assets are managed by the Adviser, with approximately 20% of the Fund’s assets invested in large and mid-cap growth and value stocks, approximately 10% invested in small-cap growth stocks and approximately 10% in small-cap value stocks.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

—	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

—	Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

—	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

—	Options and Futures risk: Securities held in the Fund may not be exactly the same as securities in the underlying options or futures contracts and as a result the price of the securities being hedged may not move in the same amount or direction as the underlying index, securities or debt obligation. When the Fund purchases an option, it may lose the entire premium plus costs. When an option is exercised the Fund may be required to sell the security at a price below its market value.

—	Growth Stock risk: Growth stocks generally have above average growth potential, low dividends and high prices relative to standard measures. Growth stocks may not outperform value style investing.

—	Value Stock risk: Value stocks are generally undervalued in the marketplace, with high dividends and low prices relative to standard measures. Value stocks may remain undervalued.

—	Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

—	Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a price equal to their value.

—	Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

—	Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small capitalization stock or any stock that trades “over-the-counter”, than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

The performance information for the Fund includes historical performance of the Fund for periods prior to May 1, 2014. As of May 1, 2014, the Fund adopted the Fund’s current asset allocation for the 40% of the Fund’s assets that are managed by the Adviser, as set forth in the Fund’s Principal Investment Strategies.

Updated performance information is available at no cost online at http://www.institutionalfunds.com or by calling 1-800-914-8716.

** GRAPHIC **

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Second quarter 2009	15.28%
Worst	Fourth quarter 2008	(22.14)%

Average Annual Total Returns (for periods ended December 31, 2013)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
All America Fund (commenced operations on May 1, 1996)
Return before taxes	14.26%	1.50%	6.84%
Return after taxes on distributions	13.21%	0.98%	6.08%
Return after taxes on distributions and sales of shares	10.04%	1.02%	5.68%
S&P 500® Index	16.00%	1.66%	7.10%

Investment Adviser. Mutual of America Capital Management Corporation is the investment adviser for the Fund.

Portfolio Manager. Thomas J. Dillman, President of the Adviser, has managed the large cap value and large cap growth segments of the Fund. since 2003. The small cap and mid cap value segments of the Fund have been managed by Stephen J. Rich, Executive Vice President of the Adviser, since 2004. The small cap and mid cap growth segments of the Fund have been managed by Marguerite Wagner, Executive Vice President of the Adviser, since 2005. The index portion of the Fund has been overseen by Benjamin L. Heben, Second Vice President of the Adviser, since 2010.

For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the Bond Fund’s summary section on page 20.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.	SUMMARY

Small Cap Value Fund	May 1, 2014

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses*	0.58%
Total Annual Fund Operating Expenses	1.43%
Expense Reimbursement	(0.58)%
Net Expenses	0.85%
Wire transfer charge for redemptions with proceeds less than $5,000.00	$0 - $50

*	The Adviser contractually agreed beginning as of January 1, 2013 to limit the Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. This contractual obligation continues in effect until April 30, 2015, and will continue for each succeeding 12 month period thereafter, unless either the Investment Company gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to the Investment Company within a 45 calendar day period prior to the next May 1.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$87	$462	$810	$1,843

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was 23.22% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in value stocks issued by companies with small sized market capitalizations that the Adviser believes to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential.

—	At least 80% of the Fund’s total assets are invested in small-cap value stocks and at least 85% of the Fund’s total assets will be invested in equity securities.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

—	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

—	Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

—	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

—	Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

—	Value Stock risk: Value stocks are generally undervalued in the marketplace, with high dividends and low prices relative to standard measures. Value stocks may remain undervalued.

—	Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small capitalization stock or any stock that trades “over-the-counter”, than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

Performance/Annual Return. The bar chart and table below show the annual return average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the past one year and the life of the Fund compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future A fund’s past performance does not necessarily indicate how it will perform in the future.

Updated performance information is available at no cost online at http://www.institutionalfunds.com or by calling 1-800-914-8716.

** GRAPHIC **

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Third quarter 2009	21.70%
Worst	Fourth quarter 2008	(18.81)%

Average Annual Total Returns (for periods ended December 31, 2013)

Fund/Comparative Index(es)	Past One Year	Past Five Years	For Life of Fund
Small Cap Value Fund (commenced operations on May 1, 2007)
Return before taxes	14.79%	5.82%	3.28%
Return after taxes on distributions	14.40%	5.51%	2.91%
Return after taxes on distributions and sales of shares	9.60%	4.82%	2.58%
Russell 2000 Value® Index	18.05%	3.55%	0.83%

Investment Adviser. Mutual of America Capital Management Corporation is the investment adviser for the Fund.

Portfolio Managers. Stephen J. Rich, Executive Vice President of the Adviser, has been the portfolio manager of the Fund since its inception in 2007.

For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the Bond Fund’s summary section on page 20.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.	SUMMARY

Small Cap Growth Fund	May 1, 2014

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses*	0.59%
Total Annual Fund Operating Expenses	1.44%
Expense Reimbursement	(0.59)%
Net Expenses	0.85%
Wire transfer charge for redemptions with proceeds less than $5,000.00	$0 - $50

*	The Adviser contractually agreed beginning as of January 1, 2013 to limit the Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. This contractual obligation continues in effect until April 30, 2015, and will continue for each succeeding 12 month period thereafter, unless either the Investment Company gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to the Investment Company within a 45 calendar day period prior to the next May 1.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$87	$465	$815	$1,856

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was [62.54]% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in growth stocks issued by companies with small sized market capitalizations that the Adviser believes to possess above-average growth potential.

—	At least 80% of the Fund’s total assets are invested in small-cap growth stocks and at least 85% of the Fund’s total assets will be invested in equity securities.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

—	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

—	Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

—	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

—	Liquidity risk: The Fund’s investments in illiquid securities, investments that are difficult to purchase or sell, may reduce returns if the Fund is unable to sell at an advantageous time or price. Foreign securities, derivatives or securities with substantial market and/or credit risk and securities that trade over-the-counter tend to have the greatest exposure to liquidity risk.

—	Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

—	Growth Stock risk: Growth stocks generally have above average growth potential, low dividends and high prices relative to standard measures. Growth stocks may not outperform value style investing.

—	Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small capitalization stock or any stock that trades “over-the-counter”, than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the past one year and the life of the Fund compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

Updated performance information is available at no cost online at http://www.institutionalfunds.com or by calling 1-800-914-8716.

** GRAPHIC **

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Third quarter 2009	20.36%
Worst	Fourth quarter 2008	(25.05)%

Average Annual Total Returns (for periods ended December 31, 2013)

Fund/Comparative Index(es)	Past One Year	Past Five Years	For Life of Fund
Small Cap Growth Fund (commenced operations on May 1, 2007)
Return before taxes	5.04%	2.73%	2.42%
Return after taxes on distributions	4.39%	2.57%	2.26%
Return after taxes on distributions and sales of shares	4.13%	2.32%	2.04%
Russell 2000 Growth® Index	14.59%	3.49%	3.39%

Investment Adviser. Mutual of America Capital Management Corporation is the investment adviser for the Fund.

Portfolio Manager. The Fund has been managed by Marguerite Wagner, Executive Vice President of the Adviser, since its inception in 2007.

For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the Bond Fund’s summary section on page 20.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.	SUMMARY

Mid-Cap Equity Index Fund	May 1, 2014

Investment Objective. The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses*	0.57%
Total Annual Fund Operating Expenses	0.70%
Expense Reimbursement	(0.57)%
Net Expenses	0.13%
Wire transfer charge for redemptions with proceeds less than $5,000.00	$0 - $50

*	The Adviser contractually agreed beginning as of April 1, 2002 to limit the Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. This contractual obligation continues in effect until April 30, 2015, and will continue for each succeeding 12 month period thereafter, unless either the Investment Company gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to the Investment Company within a 45 calendar day period prior to the next May 1.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$13	$226	$396	$902

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was [17.38]% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P MidCap 400® Index.

—	Substantially all of the Fund’s total assets are invested in securities included in the S&P MidCap 400® Index.

—	Securities in the S&P MidCap 400® Index are generally issued by companies with mid-sized market capitalizations.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

*	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

—	Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

—	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

—	Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a price equal to their value.

—	Options and Futures risk: Securities held in the Fund may not be exactly the same as securities in the underlying options or futures contracts and as a result the price of the securities being hedged may not move in the same amount or direction as the underlying index, securities or debt obligation. When the Fund purchases an option, it may lose the entire premium plus costs. When an option is exercised the Fund may be required to sell the security at a price below its market value.

—	Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small capitalization stock or any stock that trades “over-the-counter”, than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one five, and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

Updated performance information is available at no cost online at http://www.institutionalfunds.com or by calling 1-800-914-8716.

** GRAPHIC **

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Third quarter 2009	19.91%
Worst	Fourth quarter 2008	(25.52)%

Average Annual Total Returns (for periods ended December 31, 2013)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
Mid-Cap Equity Index Fund (commenced operations on September 1, 2000)
Return before taxes	17.89%	5.00%	10.38%
Return after taxes on distributions	16.75%	3.81%	9.06%
Return after taxes on distributions and sales of shares	12.22%	3.81%	8.71%
S&P MidCap 400® Index	17.88%	5.15%	10.53%

Investment Adviser. Mutual of America Capital Management Corporation is the investment adviser for the Fund.

Portfolio Managers. Benjamin L. Heben, Second Vice President of the Adviser, has been the portfolio manager of the Fund since 2010.

For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the Bond Fund’s summary section on page 20.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.	SUMMARY

Money Market Fund	May 1, 2014

Investment Objective. The Fund seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees**	0.20%
Other Expenses*	0.53%
Total Annual Fund Operating Expenses	0.73%
Expense Reimbursement	(0.53)%
Net Expenses	0.20%
Wire transfer charge for redemptions with proceeds less than $5,000.00	$0 - $50

*	The Adviser contractually agreed beginning as of January 1, 2013 to limit the Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. This contractual obligation continues in effect until April 30, 2015, and will continue for each succeeding 12 month period thereafter, unless either the Investment Company gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives notice of termination to the Investment Company within a 45 day calendar period prior to May 1 before the next calendar year begins.

**	Commencing in 2009, so much or all of the Money Market Fund’s Management Fee (not to exceed 0.20%), and (as and if determined by the Adviser in its discretion) other expenses of the Fund for which the Adviser is entitled to reimbursement at any time, as is required to cause the cumulative monthly total investment returns, net of fees and expenses to be no less than zero, has been waived by the Adviser. This waiver is not permanent or contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those portions of the fees and expenses that were waived, but the full amount of these fees and expenses may be restored at that time by the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$20	$236	$413	$941

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies. The Fund invests in money market instruments that meet certain requirements.

—	The dollar weighted average maturity of the instruments the Fund holds will be short-term — 60 days or less.

—	The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

—	The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

—	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

—	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

—	Money Market risk: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The actions of a few large investors may have a significant adverse effect on the share prices of all shares of the Fund. In addition, the Fund’s returns can be adversely affected when yields on eligible investments are low.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

Updated performance information is available at no cost online at http://www.institutionalfunds.com or by calling 1-800-914-8716.

** GRAPHIC **

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Fourth quarter 2007	1.29%
Worst	Second quarter 2011	0.00%

Average Annual Total Returns (for periods ended December 31, 2013)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
Money Market Fund (commenced operations on May 1, 1997)	0.04%	0.52%	1.76%
Citigroup 3 month Treasury Bill Index	0.07%	0.45%	1.69%

Investment Adviser. Mutual of America Capital Management Corporation is the investment adviser for the Fund.

For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the Bond Fund’s summary section on page 20.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.	SUMMARY

Bond Fund	May 1, 2014

Investment Objective. The primary investment objective of the Fund is to provide a high level of current income. The secondary objective is the preservation of shareholders’ capital.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses*	0.58%
Total Annual Fund Operating Expenses	1.03%
Expense Reimbursement	(0.58)%
Net Expenses	0.45%
Wire transfer charge for redemptions with proceeds less than $5,000.00	$0 - $50

*	The Adviser contractually agreed beginning as of January 1, 2013 to limit the Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. This contractual obligation continues in effect until April 30, 2015, and will continue for each succeeding 12 month period thereafter, unless either the Investment Company gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to the Investment Company within a 45 calendar day period prior to the next May 1.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$46	$333	$583	$1,328

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was [20.39]% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in publicly-traded, investment-grade debt securities.

—	At least 80% of the Fund’s assets are invested in investment grade bonds issued by U.S. corporations or by the U.S. Government or its agencies, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities. Bonds are debt instruments that can be issued by the federal government, government agencies and subdivisions, states, cities, corporations and other institutions.

—	It is possible that certain corporate bonds in the Fund’s portfolio can be below investment grade, commonly referred to as “junk bonds.”

—	The Adviser evaluates each security to be purchased and selects securities based in part on interest income anticipated to be generated.

—	The Fund may invest in foreign securities.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

—	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

—	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

—	Fixed Income risk: Fixed income securities have an inverse relationship to interest rates, such that as interest rates rise, bond values decrease. During economic uncertainty, the value of corporate debt securities may decline relative to the value of U.S. government debt securities. Debt obligations are subject to the risk that investors may not be able to pay off the principal and interest when due. Non-investment grade debt obligations, known as “junk bonds”, are affected by adverse economic conditions, have a high risk of default and are less liquid.

—	Interest Rate risk: Securities may lose value as the interest rate changes because bonds tend to decrease in value as interest rates rise.

—	Mortgage risk: The duration of mortgage-related securities tends to be inversely related to changes in interest rates. As interest rates rise, the duration of mortgage-related securities extends and as interest rates fall, mortgage-related securities are prepaid at a faster rate. Because of interest rate changes, it is not possible to predict the realized yield or average life of a mortgage-backed security. Mortgage-backed securities issued by private corporations generally have more credit risk than securities issued by U.S. Government agencies.

—	Zero Coupon risk: Zero coupon securities and discount notes do not pay interest prior to maturity and therefore may be more difficult to resell during periods of interest rate changes. The market value of debt securities declines as interest rates rise; therefore the Fund will lose value if it sells zero coupon securities prior to their maturity date. The longer the remaining term to maturity, the greater impact interest rate changes will have on the value of the security.

—	Bond risk: The value of your investment will go up or down depending on movements in the bond markets. The Fund’s investment results may differ from the results of a comparable bond market and from the results of other funds that invest in the same types of securities. The price of outstanding debt is inversely related to the interest rate. The more time until the security matures, the more impact interest rate changes will have on the price of the bond. Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates fall or rise, respectively. Corporate debt securities may lose value during periods of economic uncertainty when investors tend to favor U.S. government debt securities over corporate debt securities. Unrated or below investment grade rated securities tend to be less liquid than higher-rated securities and have a higher risk of default due to adverse economic conditions or changing circumstances. The prices of debt securities may be subject to significant volatility. Foreign debt securities are subject to the risks of changes in currency or exchange rates, the economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

—	Foreign Investment risk: Foreign markets are subject to the risk of change in currency or exchange rates, economic and political trends in foreign countries, less liquidity, more volatility, more difficulty in enforcing contractual obligations, higher transaction costs and less government supervision and other reporting regulations and requirements than domestic markets.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

Updated performance information is available at no cost online at http://www.institutionalfunds.com or by calling 1-800-914-8716.

** GRAPHIC **

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Third quarter 2009	3.90%
Worst	Second quarter 2004	(2.65)%

Average Annual Total Returns (for periods ended December 31, 2013)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
Bond Fund (commenced operations on May 1, 1996)
Return before taxes	4.30%	5.93%	5.05%
Return after taxes on distributions	3.33%	4.63%	3.67%
Return after taxes on distributions and sales of shares	2.84%	4.32%	3.51%
Barclay’s Capital Aggregate Bond Index	4.21%	5.95%	5.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes; and actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

Investment Adviser. Mutual of America Capital Management Corporation is the investment adviser for the Fund.

Portfolio Manager. The fixed income investment strategy and day-to-day operations of the Fund have been managed by Andrew L. Heiskell, Executive Vice President of the Adviser, since its inception in 1996. The mortgage-backed segment of the Fund has been managed by Gary P. Wetterau, Executive Vice President of the Adviser, since its inception in 1996.

Purchase and Sale of Fund Shares. Initial purchases must be in at least the amount of $25,000 and each subsequent investment must be at least $5,000. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-914-8716, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com or by calling 1-800-914-8716.

Tax Information. Distributions of investment income are generally taxable to you as ordinary income, unless you qualify for tax-exempt treatment under the Internal Revenue Code. Distributions of capital gains may be taxable as either long-term capital gain or ordinary income depending on how long the Fund owned the investments that generated the gains. Fund distributions are taxable whether you receive them in cash or in additional shares.

ADDITIONAL INFORMATION

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company, sometimes referred to as “we” or “us”) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds’ different investment strategies will affect the returns of the Funds and the risks of investing in each Fund. Each Fund’s investment objective is non-fundamental which means that it may be changed by the Investment Company’s Board of Directors without shareholder approval. Shareholders will be given notice of any change to a Fund’s investment objective.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value. You could lose money by investing in any of the Funds.

Below is additional information regarding the Funds’ investment objectives, principal investment strategies, and principal risks of investing in the Funds.

Market Capitalization

Market capitalization refers to the aggregate market value of the equity securities that a company has issued. With respect to the Equity Index Fund and Mid-Cap Equity Index Fund, and the policies of the Small Cap Value Fund and Small Cap Growth Fund to invest at least 80% of their total assets in the type of securities suggested by each Fund’s name, each Fund relies on the market capitalization ranges in its benchmark index at the time of purchase to define the range of market cap securities in which it will invest. See “Details about How Our Funds Invest” for current details about the market capitalizations of companies included in each Fund’s benchmark index. The market capitalization ranges of companies included in each Index may vary from time to time. At December 31, 2013, the S&P 500® Index included large-cap companies with market capitalizations from $3.4 billion up to $504.5 billion; and the Russell 2000® Index included small-cap companies with market capitalizations from $37 million up to $5.3 billion. “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and “Russell 2000®” is a registered trademark of the Frank Russell Company. Generally, at the present time companies are considered to be large-cap if they have market capitalizations in excess of $15 billion; mid-cap if they have market capitalizations of between $3.0 billion and $15 billion; and small-cap if they have market capitalizations of less than $3.0 billion. The market capitalization ranges of companies included in each Index will vary from time to time, and the market capitalization ranges of companies that are generally considered to be large-cap, mid-cap and small-cap will also vary from time to time depending on capitalization levels in the market.

Equity Index Fund

Principal Objective. The Fund seeks investment results that correspond to the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500® Index).

Principal Investment Strategy. The Fund invests substantially in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

—	Substantially all of the Fund’s assets are invested in securities included in the S&P 500® Index.

—	Securities in the S&P 500® Index generally are issued by companies with large market capitalizations (see definition below).

—	Securities are included in the S&P 500® Index based on industry weightings and the issuers’ leading positions in those industries.

Principal Investment Risks. An investment in the Fund is subject to Company risk, Market risk, Large Cap risk, Mid-Cap risk and Options and Futures risk. See “Principal Risks” for specific information regarding these risks. See also “Risks of Investing in Stocks.”

—	The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

All America Fund

Principal Objective. The Fund attempts to outperform the S&P 500® Index, by investing in a diversified portfolio of primarily common stocks issued by U.S. companies.

Principal Investment Strategy. A portion of the Fund’s assets is indexed and a portion is actively managed.

—	Approximately 60% of the Fund’s assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

—	Approximately 40% of the Fund’s assets are actively managed by Mutual of America Capital Management Corporation (“the Adviser”) with approximately 20% of the Fund’s assets invested in large and mid-cap growth and value stocks, approximately 10% of the Fund’s assets invested in small-cap growth stocks and approximately 10% in small-cap value stocks.

—	Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities of U.S. companies.

Principal Investment Risks. An investment in the Fund is subject to Company risk, Market risk, Options and Futures risk, Growth stock risk, Value stock risk, Large cap risk, Mid-Cap risk and Small-Cap risk. See “Principal Risks” for specific information regarding these risks. See also “Risks of Investing in Stocks.”

An investment in the All America Fund is subject to market risk, futures risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Approximately 20% of the All America Fund’s assets are invested in small- cap growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk and less liquidity than the portion invested in mid- and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange. In addition, value stocks may not be outperforming growth stocks at a given time or times and vice versa, which will result in lower performance during those periods of time to the extent that the Fund holds stocks of the style that is out of favor. See “Value and Growth Stocks”. ADRs are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

—	The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Small Cap Value Fund

Principal Objective. The Fund seeks capital appreciation.

Principal Investment Strategy. The Fund invests primarily in value stocks.

Under normal circumstances, at least 80% of the Fund’s assets are invested in small-cap value stocks. See “Market Capitalizations of Equity Issuers”. Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

—	The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential.

Principal Investment Risks. An investment in the Fund is subject to Company risk, Market risk, Small-Cap risk, and Value Stock risk. See “Principal Risks” for specific information regarding these risks. See also “Risks of Investing in Stocks.”

—	The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Small Cap Growth Fund

Principal Objective. The Fund seeks capital appreciation.

Principal Investment Strategy. The Fund invests primarily in growth stocks.

Under normal circumstances, at least 80% of the Fund’s assets are invested in small-cap growth stocks. See “Market Capitalizations of Equity Issuers”. Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

—	The Fund invests in growth stocks issued by companies the Adviser believes to possess above-average growth potential.

Principal Investment Risks. An investment in the Fund is subject to Company risk, Market risk, Liquidity risk, Small-Cap risk, and Growth Stock risk. See “Principal Risks” for specific information regarding these risks. See also “Risks of Investing in Stocks.”

—	The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Mid-Cap Equity Index Fund

Principal Objective. The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.

Principal Investment Strategy. The Fund invests substantially all of its assets in the 400 common stocks included in the S&P MidCap 400 Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund purchases futures contracts on the S&P MidCap 400® Index to invest cash prior to the purchase of common stocks.

—	Substantially all of the Fund’s assets are invested in securities included in the S&P MidCap 400® Index.

—	Stocks included in the S&P MidCap 400® Index are issued by companies with mid-sized market capitalizations (see definition below).

—	The average market capitalization of companies in the Index is around $3.7 billion (and will vary with market conditions), although companies in the Index may have significantly smaller or larger market capitalizations.

Principal Investment Risks. An investment in the Fund is subject to Company risk, Market risk, Mid-Cap risk, and Options and Futures risk. See “Principal Risks” for specific information regarding these risks. See also “Risks of Investing in Stocks.”

—	The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Money Market Fund

Principal Objective. The Fund seeks current income and preservation of principal to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Principal Investment Strategy. The Fund invests in money market instruments that meet certain requirements.

—	The average maturity of the instruments the Fund holds will be short — 60 days or less.

—	The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

—	The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

—	The Fund’s net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

—	The Fund’s net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

Principal Investment Risks. An investment in the Fund is subject to a small amount of Market risk, because the Fund holds high quality securities with short terms to maturity.

—	The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Bond Fund

Principal Objective. The Fund seeks current income, with preservation of shareholders’ capital a secondary objective. The Fund’s securities holdings will have an average maturity that varies according to the Adviser’s view of current market conditions. The term “Bond” as used in this Prospectus means debt obligations and includes bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

Principal Investment Strategy. The Fund invests primarily in publicly-traded, investment-grade debt securities seeking to achieve current income and to preserve shareholders’ capital.

—	At least 80% of the Fund’s assets are invested in Bonds.

—	The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

—	The Fund generally will invest a significant portion of its assets in U.S. Government securities, corporate obligations rated BBB and mortgage-backed securities and it is possible at any given time that certain corporate bonds in the Fund’s portfolio can be below investment grade. Below investment grade securities are commonly referred to as “junk bonds.”

—	The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.

Principal Investment Risks. An investment in the Fund is subject to Market risk, Fixed Income risk, Mortgage risk, and Zero Coupon risk. See “Principal Risks” for specific information regarding these risks. See also “Risks of Investing in Bonds.”

—	The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

DETAILS ABOUT HOW OUR FUNDS INVEST

Below is a discussion of the strategies the Funds currently follow to seek to achieve their investment objectives. If a Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, the Investment Company will not change that strategy unless it gives at least 60 days’ notice to shareholders. See also “Summary of How Our Funds Invest”, above.

Descriptions of Fund Indices

Standard & Poor’s does not sponsor, endorse, sell or promote the Equity Index Fund. “Standard & Poor’s®”, “S&P®” and the “S&P 500® Index” are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Mutual of America Capital Management Corporation (the “Adviser”). Standard & Poor’s has no obligation or liability for the sale or operation of the Equity Index Fund and makes no representation as to the advisability of investing in the Funds.

The Russell 2000® is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000 (a broad index representing approximately 98% of the entire U.S. stock market). The Russell 2000 Growth® Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value® Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. “Russell 2000®”, “Russell 3000®” “Russell 2000 Growth® Index” and “Russell 2000 Value® Index” are registered trademarks of the Frank Russell Company.

The Citigroup 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

The Barclays Capital U.S. Aggregate Index represents U.S, fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features and a rating of “Baa” or higher (investment grade) by a nationally recognized statistical rating agency.

Additional Investment Objectives and Strategies

Equity Index Fund: The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the S&P 500® Index.

The Fund seeks to achieve its objective primarily by:

—	Purchasing shares of the 500 common stocks that are included in the S&P 500® Index.

—	Substantially all of the Fund’s assets are invested in securities included in the S&P 500® Index.

—	Stocks are selected in the order of their weightings in the S&P 500® Index, beginning with the heaviest weighted stocks.

—	The percentage of the Fund’s assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P 500® Index.

—	The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P 500® Index.

—	Purchasing futures contracts on the S&P 500® Index and options on futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund’s performance more closely correlate with the performance of the S&P 500® Index.

The Fund attempts to be fully invested at all times. The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P 500® Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500® Index or in the valuations of the stocks within the Index relative to other stocks within the Index. At December 31, 2013, the S&P 500® Index included large-cap companies with market capitalizations from $3.4 billion up to $504.5 billion.

The Fund’s investment performance may not precisely duplicate the performance of the S&P 500® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500® Index.

All America Fund: The investment objective of the All America Fund is to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund’s total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund’s total assets will be invested in securities issued by United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500® Index. This portion of the All America Fund is called the “Indexed Assets”. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500® Index, and it periodically rebalances the Indexed Assets to maintain those weightings. At December 31, 2013, the S&P 500® Index included large-cap companies with market capitalizations from $3.4 billion up to $504.5 billion.

Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser actively manages this portion of the All America Fund, which is called the “Active Assets”.

The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.

Small, Mid- and Large Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns. Stocks of certain companies with small market capitalizations may have limited research coverage and low levels of institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

—	The Adviser seeks securities that it believes have a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser identifies such securities primarily through consideration of actual, expected earnings and cash flow.

—	Stocks issued by companies with large market capitalizations generally will have lower than average price volatility and low price/earning ratios, and generally will have current yields greater than the average of the S&P 500®.

Small, Mid- and Large Capitalization Growth Stocks. The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings growth and long-term capital appreciation. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

—	The securities of these companies often are traded in the over-the-counter market.

—	The securities at the time of purchase usually will be issued by companies that have market capitalizations not larger than the capitalization of the largest company in the Russell 2500® Index.

The Adviser uses a “bottom-up” approach in selecting stocks for its portion of the Fund, placing primary emphasis on evaluating each issuer of securities through in-house analysts before making an investment, and less emphasis on changes in the economy or the industry in which the issuer operates.

Small Cap Value Fund: The investment objective of the Small Cap Value Fund is capital appreciation.

The Fund invests in value stocks. At least 85% of the Small Cap Value Fund’s total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets will be invested in small cap value stocks. At December 31, 2013, the Russell 2000 Index included small cap companies with market capitalizations from $37 million up to $5.3 billion.

The Adviser uses a “bottom-up” approach in selecting debt securities for the Fund, placing primary emphasis on evaluating an issuer of securities before purchasing those securities for the Fund, and less emphasis on possible changes in the general economy or the industry in which the issuer operates. The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with value characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security’s valuation relative to other securities in the same sector or industry.

Small Cap Growth Fund: The investment objective of the Small Cap Growth Fund is capital appreciation.

The Fund invests in growth stocks. At least 85% of the Small Cap Growth Fund’s total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets will be invested in small cap growth stocks. At December 31, 2013, the Russell 2000 Index included small cap companies with market capitalizations from $37 million up to $5.3 billion.

—	The Fund invests in growth stocks issued by companies with small-sized market capitalizations the Adviser believes to possess above-average growth potential.

The Adviser uses a “bottom-up” approach in selecting debt securities for the Fund, placing primary emphasis on evaluating an issuer of securities before purchasing those securities for the Fund, and less emphasis on possible changes in the general economy or the industry in which the issuer operates. The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with growth characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security’s valuation relative to other securities in the same sector or industry.

Mid-Cap Equity Index Fund: The investment objective of the Mid-Cap Equity Index Fund is to provide investment results that correspond to the performance of the S&P MidCap 400® Index.

The Fund seeks to achieve its objective primarily by:

—	Substantially all of the Fund’s assets are invested in stocks that are included in the S&P MidCap 400® Index.

—	Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400® Index.

—	Stocks are selected in the order of their weightings in the S&P MidCap 400® Index, beginning with the heaviest weighted stocks.

—	The percentage of the Fund’s assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P MidCap 400® Index.

—	The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P MidCap 400® Index.

—	Purchasing futures contracts on the S&P MidCap 400® Index and options on futures contracts on the S&P 400® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund’s performance more closely correlate with the performance of the S&P MidCap 400® Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P MidCap 400® Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400® Index or in the valuations of the stocks within the Index relative to other stocks within the Index. At December 31, 2013, the S&P MidCap 400® Index included mid-cap companies with market capitalizations from $1.1 billion up to $11.5 billion.

There is a risk that the Fund’s investment performance may not precisely duplicate the performance of the S&P MidCap 400® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400® Index.

Money Market Fund: The investment objective of the Fund is to realize current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific investments for the Fund, the Adviser seeks securities or instruments with the highest yield or income that meet the following requirements.

—	The Fund invests only in money market instruments and other short-term debt securities including commercial paper issued by U.S. corporations, Treasury securities issued by the U.S. Government and discount notes issued by U.S. Government agencies. At December 31, 2013, the Fund was [18.6]% invested in U.S. Government debt and U.S. Government agency notes and [80.1]% invested in commercial paper.

—	The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category and no more than 3% of securities rated in the second highest category. It is anticipated that the rule under the Investment Company Act of 1940 permitting the use of ratings by two or more rating agencies will be changed, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, and upon the adoption of a final rule including such change, the Fund will purchase only Tier 1 and Tier 2 securities as determined in accordance with the procedures approved by the Fund Board of Directors and as required by the final rule.

—	At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities and 45 days or less for securities rated in the second tier).

—	The dollar-weighted average portfolio maturity of the Fund’s securities must be 60 days or less.

—	The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund’s net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund’s net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund’s net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other U.S. Government agency. Although the Fund seeks current income and preservation of principal, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this Fund.

Bond Fund: The primary investment objective of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders’ capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund’s Adviser anticipates that the average maturity of the Fund’s securities holdings will be between five and ten years.

The Fund invests in Bonds, which have a maturity of at least one year, and in short term fixed income securities. At least 80% of the Fund’s assets are invested in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

—	The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

—	The percentage of the Fund’s portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser’s assessment of the income and returns available from corporate securities in relation to the risks of investing in other types of fixed-income securities.

—	At December 31, 2013, the Bond Fund’s net assets were invested approximately [23]% in long-term U.S. Government securities, [28]% in long term U.S. Government agency obligations (all of which were mortgage-backed obligations), and [47]% in long-term corporate debt securities. At that date, the Fund had approximately [60]% of its net assets in obligations rated AAA to A, [35]% of its net assets in corporate obligations rated BBB, and [4]% of its net assets in corporate obligations rated below investment grade or unrated.

—	The Fund may invest in foreign securities.

—	Most of the mortgage-backed securities the Fund purchases are considered to be U.S. Government agency securities, with issuers such as the Government National Mortgage Association (“Ginnie Mae”) and the Federal National Mortgage Association (“Fannie Mae”).

The Adviser uses a “bottom-up” approach in selecting debt securities for the Fund. This means that the Adviser places primary emphasis on evaluating an issuer of securities before making an investment, and less emphasis on possible changes in the economy or the industry in which the issuer operates. The Adviser’s approach generally is to purchase securities for anticipated income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security. The Fund may continue to hold securities that have been downgraded when the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.

The Fund generally purchases and sells securities without attempting to anticipate interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Risks of Investing in Stocks

When you invest in stocks, you should consider that:

—	The fund is subject to market risk — the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

—	The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

—	The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund’s investment adviser(s) will impact the Fund’s performance.

—	The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

—	A Fund may have more difficulty selling a small capitalization stock or any stock that trades “over-the-counter”, as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

—	Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

—	American Depositary Receipts (ADRs), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers, are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

Risks of Investing in Bonds

When you invest in bonds, you should consider that:

—	The fund has market risk — the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

—	The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

—	The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund’s investment adviser will impact the Fund’s performance.

—	Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

—	Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

—	In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

—	Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

—	Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

—	Foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

—	The prices of debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies

This section provides additional information about certain of the investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.

Options and Futures Contracts

Investment Strategies. All of the Funds (other than the Money Market Fund) may purchase and sell put and call options, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in securities’ prices:

—	When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund’s net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

—	When a Fund anticipates a general increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks from Options and Futures Contracts. Risks to a Fund in options and futures transactions include the following:

—	The securities held in a Fund’s portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

—	A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

—	If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.

—	Loss of principal invested is possible under certain circumstances.

Redeemable Securities

An issuer of debt securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (“CMOs”). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (“Ginnie Maes”), securities issued by the Federal National Mortgage Association (“Fannie Maes”), participation certificates issued by the Federal Home Loan Mortgage Corporation (“Freddie Macs”). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (“full faith and credit”) in the case of Ginnie Maes, and Fannie Maes and Freddie Macs are government-sponsored enterprises.

Risks from Mortgage-Backed Securities. Characteristics of underlying mortgage pools vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security. In addition, terms and features of some underlying mortgages may increase the likelihood of defaults by borrowers due to declining collateral values, inability of borrowers to make scheduled payments upon interest rate resets and other factors.

—	A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

—	An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

—	Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities are now government-sponsored enterprises.

Disclosure of Portfolio Securities Information

A description of the Investment Company’s policies and procedures with respect to the disclosure of the Investment Company’s portfolio securities is available in the Statement of Additional Information. See the back cover for information on how to obtain a copy of the Statement of Additional Information which is available on the Fund’s website: http://www.institutionalfunds.com.

PRINCIPAL RISKS

Below is a discussion of the principal risks of investing in the Funds.

General risk: There is no assurance that a Fund will achieve its investment objective. An investment in any Fund could decline in value, and you could lose money by investing in any Fund. The investment results for a Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. Applies to Equity Index, All America, Small Cap Value, Small Cap Growth, Mid-Cap Equity, Money Market and Bond Funds.

Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Fund to sell securities at a desirable price. Investments in securities of companies with smaller market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily associated with more established companies. See “Foreign investment risk” for information on foreign securities. Applies to Equity Index, All America, Small Cap Value, Small Cap Growth and Mid-Cap Equity Index Funds.

Fixed Income risk: Investments in fixed income securities are subject to the following risks (applies to Bond Fund):

Interest rate risk: Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Corporate debt risk: In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

Credit risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Securities rated BBB or lower generally have more credit risk than higher-rated securities. Non-investment grade debt — also known as “High-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Lower rated investment-grade debt securities: Junk bonds are subject to a greater market risk than higher rated debt securities, with adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Foreign Investment risk: An investment in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a foreign investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. An investment in foreign securities may be subject to the following risks (applies to Bond Fund):

Currency risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from an investment in securities denominated in a foreign currency or may widen existing losses.

Settlement risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for delivery of securities) not typically associated with the settlement of U.S. investments.

Geographic risk: The economies and financial markets of certain regions, such as Latin America and the Pacific region, can be highly interdependent and may decline all at the same time.

Political/Economic risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on foreign investments.

Regulatory risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Transaction costs risk: the costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Stock risk: Growth stocks are stocks considered to possess above average growth potential and generally have low dividends and higher prices relative to standard measures, such as earnings and book value. There are times when value stocks outperform growth stocks. A risk of choosing growth style investing is that it will not outperform value style investing. Applies to All America and Small Cap Growth Funds.

Large Cap risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Large-capitalization companies are typically companies with market capitalizations greater than $15.0 billion. Applies to Equity Index and All America Funds.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Securities that trade over-the-counter may be more difficult to sell than securities traded over a national securities exchange, and they can be less liquid as a result. Applies to Small Cap Growth Fund.

Market risk: Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The price of equity securities may fluctuate depending on market conditions, and therefore the value of an investment in equity securities may increase or decrease dramatically at any time. A Fund may experience a substantial or complete loss on an individual stock. Applies to Equity Index, All America, Small Cap Value, Small Cap Growth, Mid-Cap Equity Index, Money Market and Bond Funds.

Money Market risk: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the Fund may have a significant adverse effect on the share prices of all classes of shares of the Fund. Further regulation could impact the Fund, possibly negatively impacting its return. In addition, the Fund’s returns can be adversely affected when yields on eligible investments are low. Applies to Money Market Fund.

Mortgage risk: A Fund that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security. A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the security holder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and impact the yield and price of the security. An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the security holder may not receive expected levels of payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and impact the price and yield of the security. Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Fannie Mae and Freddie Mac mortgage-backed securities are now government-sponsored enterprises. In addition, terms and features of some underlying mortgages may increase the likelihood of defaults by borrowers due to declining collateral values, inability of borrowers to make scheduled payments upon interest rate resets and other factors. Applies to Bond Fund.

Options and Futures risk: Risks to a Fund in options and futures transactions include: (a) the securities held in a Fund’s portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation; (b) a Fund purchasing an option may lose the entire amount of the premium plus transaction costs; (c) if a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value with the loss offset only by the amount of the premium the Fund received from writing the option. Applies to Equity Index, All America and Mid-Cap Equity Index Funds.

Mid-Cap risk: The market risk associated with mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with mid cap stocks is attributable to a number of factors, including the fact that the earnings of mid-size companies tend to be less predictable than those of larger, more established companies. Mid-cap stocks are also not as broadly traded as stocks of companies with larger market capitalizations. At times it may be difficult for a Fund to sell mid-cap stocks at reasonable prices. Mid-cap companies are typically companies with market capitalizations in the range of $3.0 billion to $15.0 billion. Applies to Equity Index, All America, Small Cap Value, Small Cap Growth and Mid-Cap Equity Index Funds.

Small-Cap risk: Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations because such stocks tend to experience sharper price fluctuations than large capitalization stocks. Also, since equity securities issued by companies with small-sized market capitalizations may not be traded as often as equity securities of companies with larger market capitalizations, it may be difficult for a Fund to sell small-capitalization securities at reasonable prices. Small capitalization companies are typically companies with market capitalizations below $3.0 billion. Applies to Equity Index, All America, Small Cap Value, Small Cap Growth and Mid-Cap Equity Index Funds.

Value Stock risk: Value stocks are stocks considered to be undervalued in the marketplace and generally have above average dividends with prices that are considered low as compared with standard measures, such as earnings and book value. Value stocks are subject to the risk that they will remain undervalued. Value stocks are also subject to the risk that the Adviser’s measure of intrinsic value may not be accurate and stocks chosen by the Adviser may perform poorly. There are times when growth stocks outperform value stocks. A risk of choosing value style investing is that it will not outperform growth style investing. Applies to All America and Small Cap Value Funds.

Zero Coupon risk: Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, a fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the market place than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates. Applies to Bond Fund.

MANAGEMENT OF THE FUNDS

The Advisory contract is renewed for one-year periods, as approved by the Board of Directors of the Investment Company. The Advisory contract has been renewed for the year 2014. Information regarding the basis for the approval of the contract renewal by the Board will be included in the semiannual report to shareholders for the period ending June 30, 2014.

The Adviser

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser has been managing the assets of Mutual of America Life Insurance Company’s general account and funds of another registered investment company since 1993 and the funds of the Investment Company since its inception. The Adviser had total assets under management of approximately $13.1 billion at December 31, 2013. As Adviser, Capital Management:

—	places orders for the purchase and sale of securities,

—	engages in securities research,

—	makes recommendations to and reports to the Investment Company’s Board of Directors,

—	provides certain administrative services for the Funds, and

—	provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund’s net assets, calculated as a daily charge. These annual rates, which are applicable during 2014, are:

—	Equity Index Fund — .125%

—	All America Fund — .50%

—	Mid-Cap Equity Index Fund — .125%

—	Small Cap Value Fund — .85%

—	Small Cap Growth Fund — .85%

—	Bond Fund — .45%

—	Money Market Fund — .20%

The Adviser limits the expenses of all of the Funds, other than for brokers’ commissions, extraordinary expenses, transfer taxes and other fees relating to portfolio transactions, to the amount of the investment advisory fee paid by each such Fund to the Adviser. The Adviser had voluntarily limited the Funds’ expenses since inception, prior to providing the contractual expense limitation commencing on April 1, 2002. The contractual expense limitation was terminated effective April 30, 2010 for all Funds except for the Equity Index and Mid-Cap Equity Index Funds. The contractual expense limitation was reinstated for all of the Funds effective January 1, 2013. See “Annual Fees and Expenses.”

Commencing in September 2009, so much or all of the Money Market Fund’s Management Fee (not to exceed 0.20%), and (as and if determined by the Adviser in its discretion) other expenses of the Fund for which the Adviser is entitled to reimbursement at any time, as is required to cause the cumulative monthly total investment returns, net of fees and expenses to be no less than zero, has been waived by the Adviser. This waiver is not permanent or contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those portions of the fees and expenses which were waived, but the full amount of these fees and expenses may be restored at that time by the Adviser.

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022-6839 (the “Distributor”), is the principal underwriter and distributor of Fund shares. The Distributor and the Adviser have entered into an agreement which provides that the Adviser shall pay the Distributor in connection with its services as principal underwriter and distributor of the shares of the Investment Company a fee not to exceed the amount of Distributor’s actual annual operating expenses to perform such services (the “Agreement”). A discussion regarding the basis for the Board of Directors approving the Agreement is available in the Investment Company’s semi-annual report to shareholders for the period from January 1, 2010 to June 30, 2010. Since May 1, 1996, the Distributor had provided services as principal underwriter and distributor of the shares of the Investment Company without being paid a fee. The Agreement is effective January 1, 2008. Payments under the Agreement are made from the Adviser’s own funds and result in no additional costs to the Investment Company or its shareholders. Furthermore, there is no pass-through of the payments under the Agreement to the Investment Company and there is no change in the Adviser’s investment advisory fees charged to the Investment Company. Effective as of April 30, 2010, the Adviser’s contractual expense limitation agreement with the Investment Company (which limits each Fund’s total expenses (excluding taxes, brokerage commissions, extraordinary expenses, transfer taxes and other fees related to portfolio transactions) to its respective investment advisory fee) was terminated, except for the Equity Index and Mid-Cap Equity Index Funds. The contractual expense limitation was reinstated for all of the Funds effective January 1, 2013, and will remain in full force and effect for 2014 and until terminated by written notice in accordance with its terms.

Portfolio Managers

The person(s) primarily responsible for the day-to-day management of the Funds’ investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Investment Company.

Thomas J. Dillman, President of the Adviser, joined the Adviser in August 2003. He has approximately 33 years of investment management experience, with an emphasis on senior research roles. He served as the head of the Adviser’s Research Department commencing in August 2003 through the present, and he has been managing the large cap portfolio of the All America Fund since 2003.

Andrew L. Heiskell, Executive Vice President of the Adviser, has more than 39 years of experience in selecting securities for, and managing, fixed-income portfolios. Mr. Heiskell has been employed by the Adviser since 1993. He has managed the Bond Fund since its inception in 1996, and since 2005 as co-manager with Gary P. Wetterau.

Benjamin L. Heben, Second Vice President of the Adviser handles indexed investments. Mr. Heben joined the Adviser in July 2010 from Intrepid Capital Management, Inc and has approximately 11 years of experience in the financial industry. Mr. Heben has been responsible for the indexed portfolio of the All America Fund, and for the Equity Index Fund and the Mid-Cap Equity Index Fund since 2010.

Stephen J. Rich, Executive Vice President of the Adviser, joined the Adviser in February 2004, and has approximately 23 years of experience selecting securities for, and managing, equity portfolios. Mr. Rich has managed the mid cap value portfolio of the All America Fund since May 2014, and the small cap value portfolio of the All America Fund since 2004. In addition to continuing to manage such small cap portfolios, he has managed the Small Cap Value Fund since its inception in 2007.

Marguerite Wagner, Executive Vice President of the Adviser joined the Adviser in 2005, and has approximately 29 years of experience selecting securities for, and managing, equity portfolios. She has managed the mid cap growth portfolio of the All America Fund since May 2014, and the small cap growth portfolio of the All America Fund since 2005. In addition to continuing to manage such small cap portfolios, she has managed the Small Cap Growth Fund since its inception in 2007.

Gary P. Wetterau, Executive Vice President of the Adviser, joined the Adviser in August 1995, and has over 23 years of experience in selecting securities for and managing fixed income portfolios. Mr. Wetterau has managed fixed income portfolios for the Adviser and currently manages mortgage-backed securities portfolios. He has served as co-manager of the Bond Fund since 2005.

All America Fund

The large cap segment of the All America Fund is managed by a team of research analysts overseen by Thomas J. Dillman, President of the Adviser, who makes all portfolio management decisions. The mid and small cap value segment of the Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser, and the mid and small cap growth segment of the Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser. The index portion of the Fund is overseen by Benjamin L. Heben, Second Vice President of the Adviser. Please see “Portfolio Managers” above for information about individual portfolio managers.

Small Cap Value Fund

The Small Cap Value Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser. Please see “Portfolio Managers” above for information about individual portfolio managers.

Small Cap Growth Fund

The Small Cap Growth Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser. Please see “Portfolio Managers” above for information about individual portfolio managers.

Mid-Cap Equity Index Fund and Equity Index Fund

Benjamin L. Heben, Second Vice President of the Adviser, supervises the investment process for the assets of the Equity Index Fund and Mid-Cap Equity Index Fund. Please see “Portfolio Managers” above for information about individual portfolio managers.

Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, establishes the fixed income investment strategy and oversees the day-to-day operations of the Bond Fund. Gary P. Wetterau, Executive Vice President of the Adviser, manages the mortgage-backed segment of each Fund. Please see “Portfolio Managers” above for information about individual portfolio managers.

INFORMATION ABOUT FUND SHARES

Pricing of Funds’ Shares

The purchase or redemption price of a Fund share is equal to its net asset value (“NAV”) that we next calculate after we receive the purchase or redemption order.

A Fund’s net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser calculates a Fund’s net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a “Valuation Day”). Fund shares will not be priced on days that the Exchange is not open for trading. The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

—	In determining a Fund’s net asset value, the Adviser uses market value.

—	If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

—	If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Fair Value Pricing. The Investment Company strictly complies with Rule 22c-1 of the Investment Company Act of 1940 in calculating the net asset value of its shares each business day. A daily pricing routine is followed, which contains controls to ensure that all prices are properly obtained and recorded in conjunction with a computer program. Prices are obtained from Bloomberg for equities and from Interactive Data Corporation for fixed income securities. In the event that a price is missing from the automatic data transmission, it is obtained from these sources manually. In the unusual event that Bloomberg or Interactive Data Corporation cannot supply a price, a secondary pricing source approved in advance by the Investment Company’s Board of Directors is used. In the event that the secondary source cannot supply a price, then fair value pricing is used. All prices are reviewed for reasonableness by the Finance Division Pricing Unit of the Insurance Company, pursuant to an agreement with the Adviser. In the event that the pricing unit disagrees with the primary and secondary pricing sources’ price determinations, or there is a material occurrence which is reasonably likely to have a substantial effect on the prices received from the pricing sources mentioned above or the net asset value calculated from all prices received by the Investment Company, fair value pricing will be applied to arrive at a correct price or net asset value as the case may be. Fair Value is reviewed and approved by a Valuation Committee appointed by the Investment Company’s Board of Directors. The effects of using fair value pricing are to conform the prices recorded and utilized by the Investment Company in determining its net asset value to the amounts that the Investment Company reasonably views as accurate. When Fair Value Pricing takes place, the prices of the securities in a portfolio that are used in creating its net asset value may differ from published or quoted prices for the same securities.

Purchases of Fund Shares

Only institutional investors may purchase Fund shares. Institutional investors primarily include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, and trusts. There is no sales charge for the purchase of Fund shares.

The Distributor is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company’s Funds.

A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers for purchases should be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company’s custodian and transfer agent are open and the New York Stock Exchange is open. For example, if a wire transfer is made on a day the New York Stock Exchange is closed but the Investment Company’s transfer agent is open (such as Good Friday), the purchase will be effective as of the next Valuation Day (see definition under “Pricing of Funds’ Shares” above).

Initial purchases must be in at least the amount of $25,000 and each subsequent investment must be at least $5,000. The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

Breakpoint Discounts

Since the Investment Company does not charge front end or back end sales charges, there are no breakpoint discounts.

Redemptions of Fund Shares

A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder’s redemption order is received by the close of the New York Stock Exchange trading, generally 4:00 p.m. Eastern Time on a Valuation Day (see definition under “Pricing of Funds’ Shares”), the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire Transfers of redemption proceeds cannot be made on days the transfer agent is closed. See “Wire Transfer Days” under “How to Purchase Shares of the Funds”.

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account via wire transfer, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder’s redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s Fund account when the aggregate value of the shares is less than $5,000, even if the account balance has fallen below $5,000 due to a decline in the value of Fund shares.

Exchanges of Fund Shares

A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund on a Valuation Day.

The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days’ written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund. See “Frequent Purchases and Redemptions of Fund Shares.”

How to Purchase Shares of the Funds

In order to comply with federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept funds or issue shares or effect subsequent transactions, including accepting additional purchases. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Application:	A prospective purchaser must complete an application, including any required resolutions, as described in the application. You may obtain additional applications by calling the Investment Company at 1-800-914-8716.

Application Delivery:	A prospective purchaser must deliver a completed application to a registered representative of the Distributor. Registered representatives are employees of Mutual of America Life Insurance Company or Mutual of America Capital Management Corporation.

Application Approval:	After the Investment Company and Distributor have approved an application, the registered representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

Minimum Purchase:	A shareholders’ initial purchase must total at least $25,000, and subsequent purchases must total at least $5,000. These minimums are subject to waiver in the discretion of the Investment Company.

Wire Transfer of Funds:	An investor must send all purchase amounts by wire transfer of Federal Funds to the Investment Company’s account at its transfer agent, on a day the New York Stock Exchange is open for trading and banks are open for wires. Your bank may charge you a fee for the wire transfer. Your bank should wire funds according to these instructions:

State Street Bank and Trust Company
Boston, Massachusetts 02101
ABA #011-000028
BNF = AC-49097181, Mutual Funds F/B/O Mutual of America
	OBI = Purchaser:		Acct. No.: [required]
	$	to Equity Index Fund	$	to All America Fund
	$	to Mid-Cap Equity Index Fund	$	to Small Cap Growth Fund
	$	to Small Cap Value Fund	$	to Bond Fund
	$	to Money Market Fund

We have the right to return your funds to you if the transfer agent does not have sufficient information to assure the correct processing of the funds or if your application has not yet been approved. You must include your account number for proper processing. We will require compliance with the USA Patriot Act of 2001 and rules & regulations relating thereto.

Receipt of Order:	Wire transfer funds received by the Investment Company in its account at its transfer agent at or prior to 4:00 p.m. Eastern Time on a Valuation Day will be considered received that day. Purchase amounts received after 4:00 p.m. Eastern Time will be considered received on the next Valuation Day. The 4:00 p.m. Eastern Time deadline may be earlier to coincide with an earlier close of trading on the New York Stock Exchange.

Wire Transfer Days:	Wire transfers for the purchase of Fund shares can be made on days when banks (including the transfer agent) and the New York Stock Exchange are open for business. Wire transfers cannot be made on Saturdays and Sundays, and holidays such as Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, Christmas Day and New Year’s Day.

How to Place a Redemption or Exchange Order

Who May Give an Order:	Only a shareholder’s authorized person using a Personal Identification Number (PIN) that we have assigned may place a redemption order or exchange order. A shareholder must list authorized persons in the initial application to purchase Fund shares, in an amended application, or in another written form that is acceptable to the Investment Company.

Orders by Telephone:	A shareholder may place a redemption or exchange order by telephone if the shareholder elected the option for telephone orders in its initial application to purchase Fund shares or in an amended application.

A shareholder should call the Investment Company at 1-800-914-8716 between the hours of 9:00 a.m. and 9:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day. The 4:00 p.m. Eastern Time deadline may be earlier to coincide with an earlier close of trading on the New York Stock Exchange.

The Investment Company will verify the shareholder’s name, the PIN assigned by the Investment Company to the authorized person calling for the account, the shareholder’s account number, and record telephone requests.

The Investment Company and the Funds’ transfer agent will not be liable for any losses or expenses resulting from any telephone redemption or exchange order reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

Orders in Writing:	A shareholder may make a redemption or exchange request in writing but photocopies or faxes will not be accepted. The shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

A shareholder should send a written request to its Mutual of America Regional Office, which will forward the request to the Investment Company. You may call our toll-free number, 1-800-914-8716, for the address and phone number of the Regional Office covering your account. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its Regional Office.

Redemption Proceeds:	A shareholder will receive redemption proceeds by wire transfer of Federal Funds to the bank account stated in the shareholder’s initial application, or in an amended application. An authorized person may not specify a different bank account by telephone. If redemption proceeds are less than $5,000, the Investment Company may impose a wire transfer fee that will be deducted from the proceeds.

Exchange Proceeds:	The proceeds from the shares of the Fund being exchanged are immediately applied for the purchase of shares in another Fund.

Frequent Purchases and Redemptions of Fund Shares

Risks of frequent trading occurring may be greater for portfolios investing in certain securities, such as funds that invest in securities traded on foreign markets, and securities that are illiquid or do not otherwise have readily available market quotations.

The Investment Company sells its shares exclusively to institutional accounts. The Funds are not intended to provide institutional investors with a means to engage in market timing through frequent transfers among the Funds in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term changes in the securities markets may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of a Fund if it involves amounts that are substantial when compared to the Fund’s total net assets under management.

In view of the above, the Investment Company Board has adopted and implemented the following policies and procedures with regard to frequent transfers.

The Investment Company monitors the daily purchase or redemption activity of each Fund to make a determination, in its opinion, as to whether there is transfer activity that could have an adverse impact on a Fund’s investment performance.

The Investment Company has not set a restriction on the volume or number of transactions allowed in a given period and it has not established a minimum holding period nor an exchange or redemption fee.

If in the Investment Company’s opinion, excessive frequent transfer activity involving material amounts is causing an adverse effect on a Fund’s investment performance, the Investment Company will contact the institutional investor and remind them that the Funds are not designed to be used for this purpose and request that such activity cease.

If the institutional investor continues such activity, the institutional investor will be advised that 800-line privileges for transfers will be suspended and that all of their future transaction requests must be made solely via a signed, written request to initiate any transaction sent to the Investment Company’s transfer agent via regular U.S. mail (the “U.S. Mail Requirement”).

If the institutional investor continues such activity thereafter, the Investment Company reserves the right to reject any purchase order it receives thereafter that, in the Investment Company’s opinion, may adversely affect a Fund’s investment performance.

These procedures are applied uniformly to all institutional investors engaging in frequent transfer activity that in the Investment Company’s opinion could have an adverse impact on a Fund’s investment performance.

The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that frequent transfers in the Funds will not occur or that we can restrict all transfer activity that may adversely affect institutional investors in the Funds. If not detected, frequent transfer practices involving material amounts may harm the investment performance of a Fund under certain market conditions.

The Investment Company has not entered into arrangements with any persons or entities to permit frequent transfers and no such arrangements are permitted. The Investment Company does not accommodate frequent purchases and redemptions of Fund shares involving such material amounts which may adversely affect a Fund’s performance.

Shareholder Reports and Confirmation Statements

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a statement at least quarterly, which will include Fund shares purchased, exchanged or redeemed during the period, the net asset value per share and total dollar amount for each transaction, and the shareholder’s account balance in each Fund at the end of the period.

Dividends, Capital Gains Distributions and Taxation of Funds

For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund’s net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund’s net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution on or before September 15 of each year to comply with federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

—	automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

—	receive dividends and distributions in cash; or

—	automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation

Each shareholder should consult its own tax adviser about the federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors’ tax situations will vary. General rules about federal income taxation for an investor to consider are:

When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

—	If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

—	If the shareholder owned the shares sold for one year or less, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

—	Ordinary income rates apply to a Fund’s dividends of ordinary income and net realized short-term capital gains.

—	Capital gain rates apply to a Fund’s distributions of properly-designated net realized long-term capital gains.

—	A potential investor should consider the tax impact of purchasing Fund shares when the Fund is expected to pay dividends or distributions in the near future.

Mutual of America invested in each Fund when it began operations. A Fund (other than the Money Market Fund) may realize investment gains that are included in the dividends or distributions to shareholders when Mutual of America redeems all or any portion of its investment.

Back-Up Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for federal income tax on the Investment Company’s distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code of 1986, as amended are exempt from withholding under certain circumstances.

The Investment Company will withhold for federal income tax if:

—	a shareholder has not provided a correct taxpayer identification number, or

—	a shareholder has not made the certifications required to be exempt from withholding, or

—	the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder generally will be entitled to credit any amount withheld by the Investment Company against the federal income tax liability of the shareholder.

Each January, the Investment Company will provide to Fund shareholders who are subject to information reporting reports of the federal income tax status of distributions and dividends made by the Funds during the previous year.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance. They show performance for five years or for the period of a Fund’s operations if less than five years.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information is excerpted from the financial statements of the Fund, which have been audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose report, along with the Investment Company’s financial statements, are included in the annual report, which is available upon request.

The total returns shown below for the Equity Index and Mid-Cap Equity Index Funds would have been lower without expense reimbursements provided by the Adviser.

Income from investment operations and distributions per share for a Fund share outstanding throughout each of the previous five years ended December 31, 2013 and other supplementary data with respect to each Fund are presented below and in the pages following.

Equity Index Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.83	$8.82	$7.84	$6.35	$10.20
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.16	0.16	0.13	0.18
Net realized or unrealized gains (or losses) on investments and futures contracts	1.22	0.00	0.97	1.51	(3.94)
Total From Investment Operations	1.42	0.16	1.13	1.64	(3.76)
Less Distributions:
Dividends (From Net Investment Income)	(0.18)	(0.15)	(0.15)	(0.15)	(0.09)
Distributions (From Capital Gains)	—	—	—	—	—
Total Distributions	(0.18)	(0.15)	(0.15)	(0.15)	(0.09)
Net Asset Value, End of Period	$10.07	$8.83	$8.82	$7.84	$6.35
Total return (%) (a)	16.07	1.98	14.83	26.15	(37.05)
Net assets end of period (in millions)	$63.5	$53.1	$50.2	$47.2	$36.0
Ratio of net investment income/(loss) to average net assets (%)	2.15	1.90	1.85	2.11	2.17
Ratio of expenses to average net assets (%)	0.64	0.79	0.84	0.52	0.49
Ratio of expenses to average net assets after expense reimbursement (%)	0.12	0.13	0.13	0.13	0.13
Portfolio turnover rate (%) (b)	5.91	2.95	11.89	4.31	4.62

(a)	Total return would have been lower had certain expenses not been reduced through the expense reimbursement described in Note 2 to the financial statements.

(b)	Portfolio turnover rate excludes all short-term securities.

All America Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.35	$9.43	$8.16	$6.62	$10.39
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.06	0.09	0.11	0.15
Net realized or unrealized gains (or losses) on investments and futures contracts	1.19	(0.09)	1.30	1.56	(3.84)
Total From Investment Operations	1.33	(0.03)	1.39	1.67	(3.69)
Less Distributions:
Dividends (From Net Investment Income)	(0.12)	(0.05)	(0.12)	(0.13)	(0.07)
Distributions (From Capital Gains)	(0.36)	—	—	—	(0.01)
Total Distributions	(0.48)	(0.05)	(0.12)	(0.13)	(0.08)
Net Asset Value, End of Period	$10.20	$9.35	$9.43	$8.16	$6.62
Total return (%) (a)	14.26	(0.28)	17.28	25.45	(35.72)
Net assets end of period (in millions)	$19.7	$39.9	$39.9	$45.5	$36.5
Ratio of net investment income/(loss) to average net assets (%)	0.96	0.62	0.82	1.58	1.73
Ratio of expenses to average net assets (%)	1.10	1.19	1.09	0.89	0.86
Ratio of expenses to average net assets after expense reimbursement (%)	1.10	1.19	0.93	0.50	0.50
Portfolio turnover rate (%) (b)	19.04	24.85	24.65	25.48	28.08

Mid-Cap Equity Index Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.19	$11.04	$9.72	$7.19	$11.83
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.14	0.12	0.12	0.16
Net realized or unrealized gains (or losses) on investments and futures contracts	1.64	(0.36)	2.38	2.53	(4.38)
Total From Investment Operations	1.82	(0.22)	2.50	2.65	(4.22)
Less Distributions:
Dividends (From Net Investment Income)	(0.15)	(0.14)	(0.11)	(0.12)	(0.09)(c)
Distributions (From Capital Gains)	(0.35)	(0.49)	(1.07)	—	(0.33)
Total Distributions	(0.50)	(0.63)	(1.18)	(0.12)	(0.42)
Net Asset Value, End of Period	$11.51	$10.19	$11.04	$9.72	$7.19
Total return (%) (a)	17.89	(1.93)	26.29	37.01	(36.19)
Net assets end of period (in millions)	$38.3	$31.2	$33.3	$44.3	$32.2
Ratio of net investment income/(loss) to average net assets (%)	1.61	1.24	1.22	1.54	1.56
Ratio of expenses to average net assets (%)	0.70	0.82	0.85	0.52	0.49
Ratio of expenses to average net assets after expense reimbursement (%)	0.12	0.13	0.13	0.13	0.13
Portfolio turnover rate (%) (b)	17.38	18.25	61.15	15.16	17.47

(a)	Total return would have been lower had certain expenses not been reduced through the expense reimbursement described in Note 2 to the financial statements.

(b)	Portfolio turnover rate excludes all short-term securities.

(c)	Includes $0.01 of tax-basis return of capital distributions.

Small Cap Value Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.97	$10.27	$8.21	$6.41	$8.92
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.03	0.05	0.09	0.10
Net realized or unrealized gains (or losses) on investments and futures contracts	1.38	(0.30)	2.06	1.80	(2.52)
Total From Investment Operations	1.47	(0.27)	2.11	1.89	(2.42)
Less Distributions:
Dividends (From Net Investment Income)	(0.10)	(0.03)	(0.05)	(0.09)(f)	(0.09)(c)
Distributions (From Capital Gains)	—	—	—	—	—
Total Distributions	(0.10)	(0.03)	(0.05)	(0.09)	(0.09)
Net Asset Value, End of Period	$11.34	$9.97	$10.27	$8.21	$6.41
Total Return (%) (a)	14.79	(2.69)	25.89	29.52	(27.13)
Net assets end of period (in millions)	$8.3	$6.5	$6.3	$4.3	$3.1
Ratio of net investment income/(loss) to average net assets (%)	1.16	0.30	0.59	1.34	1.27
Ratio of expenses to average net assets (%)	1.43	1.54	1.38	1.24	1.21
Ratio of expenses to average net assets after expense reimbursement (%)	1.43	1.54	1.25	0.85	0.85
Portfolio turnover rate (%) (b)	23.22	28.69	41.55	37.74	58.20

Small Cap Growth Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.82	$11.11	$8.45	$6.62	$9.97
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.11)	(0.05)	(0.01)	—(g)
Net realized or unrealized gains (or losses) on investments and futures contracts	0.54	(0.17)	2.71	1.85	(3.34)
Total From Investment Operations	0.53	(0.28)	2.66	1.84	(3.34)
Less Distributions:
Dividends (From Net Investment Income)	—	(0.01)	—	(0.01)(d)	(0.01)(d)
Distributions (From Capital Gains)	(0.46)	—	—	—	—
Total Distributions	(0.46)	(0.01)	—	(0.01)	(0.01)
Net Asset Value, End of Period	$10.89	$10.82	$11.11	$8.45	$6.62
Total Return (%) (a)	5.04	(2.52)	31.44	27.88	(33.52)
Net assets end of period (in millions)	$7.1	$5.9	$5.7	$3.7	$2.6
Ratio of net investment income/(loss) to average net assets (%)	(0.61)	(0.93)	(0.60)	(0.18)	0.03
Ratio of expenses to average net assets (%)	1.44	1.54	1.38	1.24	1.21
Ratio of expenses to average net assets after expense reimbursement (%)	1.44	1.54	1.25	0.85	0.85
Portfolio turnover rate (%) (b)	62.54	59.77	55.98	93.65	93.02

(a)	Total return would have been lower had certain expenses not been reduced through the expense reimbursement described in Note 2 to the financial statements.

(b)	Portfolio turnover rate excludes all short-term securities.

(c)	Includes $0.01 of tax-basis return of capital distributions.

(d)	Represents tax-basis return of capital distributions.

(f)	Includes less than $0.005 of tax-basis return of capital distributions.

(g)	Amount is less than $0.005 per share.

Bond Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.40	$10.02	$9.75	$9.29	$9.46
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.28	0.32	0.41	0.46
Net realized or unrealized gains (or losses) on investments and futures contracts	0.17	0.38	0.27	0.46	(0.17)
Total From Investment Operations	0.45	0.66	0.59	0.87	0.29
Less Distributions:
Dividends (From Net Investment Income)	(0.27)	(0.28)	(0.32)	(0.41)	(0.46)
Distributions (From Capital Gains)	(0.03)	—	—	—	—
Total Distributions	(0.30)	(0.28)	(0.32)	(0.41)	(0.46)
Net Asset Value, End of Period	$10.55	$10.40	$10.02	$9.75	$9.29
Total Return (%) (a)	4.30	6.67	6.06	9.46	3.25
Net assets end of period (in millions)	$87.7	$76.5	$69.1	$60.7	$51.4
Ratio of net investment income/(loss) to average net assets (%)	2.73	2.81	3.21	4.35	4.86
Ratio of expenses to average net assets (%)	1.03	1.13	1.00	0.84	0.81
Ratio of expenses to average net assets after expense reimbursement (%)	1.03	1.13	0.87	0.45	0.45
Portfolio turnover rate (%) (b)	20.39	20.77	21.48	27.04	8.03

Money Market Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.52	$10.52	$10.52	$10.53	$10.55
Income (loss) from investment operations:
Net investment income (loss)	—(g)	—(g)	—(g)	0.01	0.25
Net realized or unrealized gains (or losses) on investments and futures contracts	—(g)	—(g)	—(g)	(0.01)	—(g)
Total From Investment Operations	—	—	—	—	0.25
Less Distributions:
Dividends (From Net Investment Income)	—(g)	—(g)	—(g)	(0.01)	(0.26)
Distributions (From Capital Gains)	—(g)	—(g)	—	—(g)	(0.01)
Total Distributions	—	—	—	(0.01)	(0.27)
Net Asset Value, End of Period	$10.52	$10.52	$10.52	$10.52	$10.53
Total Return (%) (a)	0.04	0.02	0.01	0.07	2.46
Net assets end of period (in millions)	$33.4	$35.1	$45.0	$54.4	$84.9
Ratio of net investment income/(loss) to average net assets (%)	0.03	0.03	0.01	0.10	2.35
Ratio of expenses to average net assets (%)	0.73	0.84	0.84	0.57	0.56
Ratio of expenses to average net assets after expense reimbursement (%)	0.09(e)	0.11(e)	0.16(e)	0.18(e)	0.20
Portfolio turnover rate (%) (b)	N/A	NA	NA	NA	NA

(a)	Total return would have been lower had certain expenses not been reduced through the expense reimbursement described in Note 2 to the financial statements.

(b)	Portfolio turnover rate excludes all short-term securities.

(e)	Ratio of expenses to average net assets after expense reimbursement would have been 0.20% absent the September 2009 investment management fee waiver described in Note 2 to the financial statements.

(g)	Amount is less than $0.005 per share. NA = Not Applicable.

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MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022-6839	1-800-914-8716
www.institutionalfunds.com

You May Obtain More Information

Registration Statement and Statement of Additional Information. We have filed with the SEC a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the “SAI”), and exhibits. The SAI contains additional information about the Investment Company and its Funds and we incorporate the SAI into this Prospectus by reference, which makes it legally a part of this Prospectus.

Semi-annual and Annual Reports. Additional information about the Funds’ investments is available in the Investment Company’s annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

How to Obtain the Registration Statement, SAI and Reports. You may obtain a free copy of the SAI or of the Investment Company’s most recent annual and semi-annual financial statements, by:

—	electronic request at this e-mail address: publicinfo@sec.gov.,

—	writing to us at Mutual of America Institutional Funds, 320 Park Avenue, New York, NY 10022-6839, or

—	calling 1-800-914-8716

You may obtain the SAI and the Investment Company’s annual and semi-annual reports free of charge through the Institutional Funds website at http://www.institutionalfunds.com.

The SEC has an Internet website at http://www.sec.gov. You may obtain the Investment Company’s Registration Statement, including the SAI, and its semi-annual and annual reports through the SEC’s Internet site. You also may examine these documents, and obtain copies upon payment of a duplicating fee, at the SEC’s Public Reference Section, Washington, DC 20549-1520. You can call the SEC at 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Where to Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-202-551-8090 for the address and phone number of the office nearest you.

Investment Company Act of 1940, File Number 811-8922

Prospectus dated May 1, 2014

Investment Adviser:	Transfer and Shareholder Services Agent:
MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION	STATE STREET BANK AND TRUST COMPANY

Distributed by:
MUTUAL OF AMERICA SECURITIES CORPORATION

The Financial Industry Regulatory Authority (FINRA) makes available an investor brochure that includes information describing FINRA’s public disclosure program, BrokerCheck. To obtain a brochure or for more information about BrokerCheck, you can call the FINRA Hotline at 1-800-289-9999 or access the FINRA web site at www.FINRA.org.

Mutual of America Securities Corporation is a registered broker-dealer and is a member of FINRA and the Securities Investor Protection Corporation (SIPC).

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 PARK AVENUE, NEW YORK, NEW YORK 10022

(800) 914-8716

EQUITY INDEX FUND

(TICKER: MAEQX)

ALL AMERICA FUND

(TICKER: MALLX)

MID-CAP EQUITY INDEX FUND

(TICKER: MAMQX)

SMALL CAP VALUE FUND

(TICKER: MAVSX)

SMALL CAP GROWTH FUND

(TICKER: MASSX)

BOND FUND

(TICKER: MABOX)

MONEY MARKET FUND

(TICKER: MAFXX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

This Statement of Additional Information (SAI) is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. (the “Investment Company”) Prospectus dated May 1, 2014, and you should keep it for future use. The Investment Company’s audited financial statements included in its most recent annual report to shareholders, and its independent registered public accounting firm’s report thereon, are incorporated by reference and made a part of this SAI (See File No. 811-08922, filed March [7], 2014).

Copies of the Prospectus and most recent shareholder report are available to you at no charge. To obtain a copy of either document, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the toll free telephone number listed above.

INVESTMENT COMPANY’S FORM OF OPERATIONS

History and Operating Form

The Investment Company was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently seven Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Small Cap Value Fund, Small Cap Growth Fund, Bond Fund and Money Market Fund.

Offering of Shares

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, pension and profit-sharing plans and trusts, and other institutional investors.

Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.

Description of Shares

The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has seven classes (or series) of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.

The Investment Company reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s Fund account when the aggregate value of the shares is less than $5,000.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of other outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund’s principal investment strategy(ies) and the related risks. You should refer to “Summary of How Our Funds Invest” and “Details about How Our Funds Invest and Related Risks” in the Prospectus to learn about those strategies and risks.

Additional Permitted Investments

The Investment Company’s Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:

—	money market instruments, and

—	U.S. Government and U.S. Government agency obligations.

All America Fund: In addition to common stocks, the Adviser, who actively manages approximately 40% of the net assets of the All America Fund (the “Active Assets”), may invest assets in:

—	securities convertible into common stocks, including warrants and convertible bonds,

—	bonds,

—	money market instruments,

—	U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

—	foreign securities and ADRs,

—	futures and options contracts, and

—	preferred stock.

The portion of the All America Fund invested to replicate the S&P 500® Index (the “Indexed Assets”) may also be invested in:

—	money market instruments, and

—	U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities.

Small Cap Growth Fund: In addition to common stocks, the Small Cap Growth Fund may invest in:

—	securities convertible into common stocks, including warrants and convertible bonds,

—	bonds,

—	money market instruments,

—	U.S. Government and U.S. Government agency obligations,

—	foreign securities and ADRs,

—	futures and options contracts, and

—	preferred stock.

Small Cap Value Fund: In addition to common stocks, the Small Cap Value Fund may invest in:

—	securities convertible into common stocks, including warrants and convertible bonds,

—	bonds,

—	money market instruments,

—	U.S. Government and U.S. Government agency obligations,

—	foreign securities and ADRs,

—	futures and options contracts, and

—	preferred stock.

Bond Fund: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in:

—	asset-backed securities,

—	non-investment grade securities,

—	foreign securities,

—	cash and money market instruments,

—	stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

—	preferred stock

—	options and futures contracts, and

—	equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

—	securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

—	negotiable certificates of deposit, bank time deposits, bankers’ acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

—	certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

—	repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers’ acceptances;

—	variable amount floating rate notes; and

—	debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

Under the Money Market Fund’s investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 60 days.

The securities in the Money Market Fund must meet the following quality requirements —

—	All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies;

—	At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies; and

—	No more than 3% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in the second highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency.

The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S. government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies

Lending of Securities

The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company’s Board of Directors approves a form of securities lending agreement. Refer to “Fundamental Investment Restrictions”, paragraph 9, and “Non-Fundamental Investment Policies”, paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company’s Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund’s assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

When Issued and Delayed Delivery Securities

The Funds may from time to time in the ordinary course of business purchase fixed income securities on a when-issued or delayed delivery basis, which means that at the time of purchase the price and yield are fixed, but payment and delivery occur at a future date. Upon purchase of a when-issued or delayed delivery security, a Fund will record the transaction and include the security’s value in determining its net asset value and will maintain an amount of cash, cash equivalents or other liquid securities in a segregated account in an amount sufficient to pay the purchase price of the security upon delivery. When the security is delivered to the Fund, its market value may be more or less than the purchase price. A Fund will enter into commitments for when-issued or delayed delivery securities only when it intends to acquire the securities, but if it does sell securities before delivery, the Fund may have a capital gain or loss.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are “illiquid”. Repurchase agreements of more than seven days’ duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days’ notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to “Non-Fundamental Investment Policies”, paragraph 10.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the “1933 Act”) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board’s procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board’s procedures are satisfied.

Options and Futures Contracts

Each of the Funds may purchase and sell options and futures contracts, as described below. Refer to “Non-Fundamental Investment Restrictions” below, paragraph 1, for a description of the current restrictions on the Funds’ purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

—	A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

—	The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

—	A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

—	The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor’s 100®’ Index, the Standard & Poor’s 500®’ Index or the New York Stock Exchange Composite Index.

—	A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as “contract markets” by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

—	An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a “long” position in the underlying futures contract (in the case of a call option on a futures contract), or a “short” position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

—	A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund’s custodian in the broker’s name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as “initial margin.”

—	While a futures contract is outstanding, there will be subsequent payments, called “maintenance margin”, to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as “mark to market.” At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

—	When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund’s net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

—	A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates that would cause a decline in the value of fixed-income securities held in the Fund’s portfolio.

—	A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

—	When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

—	Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

—	Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

—	As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

—	The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

—	In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

—	When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

—	If the price of the security underlying the option moves adversely to the Fund’s position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

—	A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

Risks in futures and options transactions include the following:

—	There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by “daily price fluctuation limits,” established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

—	The securities held in a Fund’s portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

—	A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

—	For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

—	With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

—	In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

—	The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities

Non-Investment Grade Securities

The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer’s credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody’s and BB or lower by Standard & Poor’s), or unrated securities of comparable quality, are commonly known as non-investment grade securities or “junk bonds”. Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer’s bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities, although a Fund may hold a larger percentage if investment grade securities have been downgraded after purchase by the Fund.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers’ Acceptance. A bankers’ acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See “U.S. Government and U.S. Government Agency Obligations” above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities and Discount Notes; Redeemable Securities

The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called “original issue discount”. A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Foreign Securities and American Depositary Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

Each of the Funds, other than the Money Market Fund and Bond Fund, may invest in ADRs, which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment restriction that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund’s total assets. (See “Non-Fundamental Investment Policies”, paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

—	changes in currency rates or currency exchange control regulations,

—	the possibility of expropriation,

—	the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

—	less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

—	the impact of political, social or diplomatic developments, and

—	the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad that would be encounter in the United States. In addition, transaction costs in foreign securities may be higher.

Convertible Securities

The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

Asset-Backed Securities

The Bond Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of the securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

—	invest more than 10% of its total assets in asset-backed securities,

—	invest in interest-only strips or principal-only strips of asset-backed securities, or

—	purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under “Details about How Our Funds Invest and Related Risks — Specific Investments or Strategies and Related Risks”.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

—	if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

—	if the Fund invests primarily in equity securities, invest in mortgage-backed securities unless they are also considered to be U.S. Government Securities,

—	invest in interest-only strips or principal-only strips of mortgage-backed securities, or

—	purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation’s assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation’s shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation’s earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer’s earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company presently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

Restrictions on the Use of Futures Contracts and Options

Each non-money market fund may enter into futures contracts, options, options on futures contracts, or swap agreements as permitted by its investment policies and the Commodity Futures Trading Commission (CFTC) rules. The advisor to each fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the advisor is not subject to registration or regulation as commodity pool operator under that Act with respect to its provision of services to each fund.

The CFTC recently adopted certain rule amendments that, once effective, may impose additional limits on the ability of the funds to invest in futures contracts, options on futures, swaps, and certain other commodity interests if its investment advisor does not register with the CFTC as a “commodity pool operator” with respect to such fund. It is expected that the funds will be able to execute their investment strategies within the limits adopted by the CFTC’s rules. As a result, the advisor does not intend to register with the CFTC as a commodity pool operator on behalf of any of the funds. In the event that one of the funds engages in transactions that necessitate future registration with the CFTC, the advisor will register as a commodity pool operator and comply with applicable regulations with respect to that fund.

To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1.	underwrite the securities issued by other companies, except to the extent that the Fund’s purchase and sale of portfolio securities may be deemed to be an underwriting;

2.	purchase physical commodities or contracts involving physical commodities;

3.	based on its investments in individual issuers, be non-diversified as defined under the 1940 Act and in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4.	based on its investment in an issuer’s voting securities, be non-diversified as defined under the 1940 Act, as amended from time to time.

5.	issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6.	invest more than 25% of its total assets in the securities of issuers in one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Money Market Fund may invest more than 25% of its total assets in instruments issued by U.S. banks.

7.	purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8.	borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time; or

9.	lend assets to other persons, except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, or pursuant to any exemptive relief granted by the SEC.

Current 1940 Act provisions applicable to fundamental investment restriction #3 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities (“U.S. Government Securities”), and (ii) securities of other registered investment companies;

Current 1940 Act provisions applicable to fundamental investment restriction #4 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.

Current 1940 Act provisions applicable to fundamental investment restriction #8 above: The 1940 Act and rules thereunder currently limit a Fund’s borrowing to 33 1⁄3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three days (excluding Sundays and holidays).

Current 1940 Act provisions applicable to fundamental investment restriction #9 above: The 1940 Act and rules thereunder currently limit a Fund’s lending to 33 1⁄3% of its total assets, with a Fund’s entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan for this purpose.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund’s investment objectives permitted investments. No Fund will:

1.	purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund’s total assets;

2.	invest in foreign exchange nor invest more that 25% of its total assets in securities of foreign issuers and American Depositary Receipts (ADRs);

3.	invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4.	make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5.	if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6.	invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7.	purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8.	borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund’s aggregate borrowings may not exceed 10% of the value of the Fund’s total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.	lend more than 10% of its assets;

10.	invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11.	invest more than 5% of its total assets in equipment trust certificates;

12.	invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13.	purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14.	invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15.	invest more than 5% of its assets in warrants; or

16.	invest more than 10% of its assets in preferred stock.

Disclosure of Portfolio Securities Information. The policies and procedures of the Investment Company with respect to disclosure of portfolio securities information are set forth in its compliance manual, which has been approved and adopted by the Board of Directors. The Board has also approved the Principal Underwriter’s, Adviser’s and other service providers’ written compliance policies and procedures, which contain their policies and procedures with respect to disclosure of portfolio securities information. The Investment Company posts its top 10 holdings on its website each month. Typically the information is five to ten calendar days old when posted. The Investment Company discloses to shareholders and others only information that is made available to the public, on a quarterly basis. With the sole exception of certain disclosures to certain parties (“Recipients”) that are for legitimate business purposes and beneficial to the Investment Company, such as providing information reasonably requested by regulatory authorities, consultants and rating services, no information on portfolio securities will be disclosed to any party until it has first been made available to the public on the Investment Company’s website. Requests by Recipients will be reviewed on a case-by-case basis, and, aside from the agreements described below, there are no ongoing arrangements for disclosing information to Recipients. Any disclosures to Recipients may be made only with advance approval of the Chief Executive Officer (“CEO”), Chief Compliance Officer (“CCO”) and counsel, must contain limitations on use, and, if the requested disclosure should include information not already available to the public as stated above, it must be covered by a confidentiality and nondisclosure agreement which includes an agreement not to use the information to make trading decisions on behalf of the Recipient or others.

With respect to the Money Market Fund, as of October 7, 2010, the Money Market Fund made certain portfolio holdings information pursuant to Rule 2a-7 of the Investment Company Act of 1940 available monthly on the Investment Company public website by posting the required information as of the last business day of the previous month, no later than the 5th business day of the month. This information will be maintained on the website for 6 months after posting, and a link will be provided to the Fund information on the SEC website. Additionally, as of December 7, 2010, the Fund provided the SEC with more detailed portfolio holdings information pursuant to Rule 2a-7 via a monthly electronic filing on Form N-MFP. Such information will be submitted electronically to the SEC as of the last business day of the prior month within 5 business days after the end of each month, in an eXtensible Markup Language (“XML”) tagged data format. This information will be made available to the public 60 days after the end of the month to which the information pertains.

Recipients at the present time include third-parties that calculate information derived from holdings for use by the Adviser, third parties that supply analyses of holdings, and may include reputable ratings and ranking organizations. Entities receiving this information must agree to: reasonably ensure that the holdings information will be kept confidential, prevent employee use of the information for their personal benefit, and restrict the nature and type of information that they may disclose to third-parties. Primary reliance is placed on the reputation and experience of the third party in properly handling confidential information and non-disclosure agreements when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the prior paragraph under agreements containing confidentiality obligations are: FT Interactive (provides fixed income pricing for the purposes of NAV calculation, full or partial fund holdings daily, with no lag time), Factset Research Systems Inc. (equity quantitative analytical application that provides attribution analysis for the portfolios, full or partial fund holdings daily, no lag time), Thompson Baseline (provides attribution analysis for the portfolios, full or partial fund holdings daily, no lag time), Bloomberg Finance, L.P., (provides equity pricing for the purposes of NAV calculation and provides fixed income portfolio analytics, full or partial fund holdings daily, no lag time), Princeton Financial Systems (provides the accounting system, where the data is hosted by the Investment Company but PFS has periodic access for fixes, patches and upgrades, full or partial fund holdings available daily but provided periodically when needed, no more frequently then monthly, no lag time) Bondedge (fixed income quantitative analytical application, hosted by the Investment Company but Bondedge has periodic access for fixes and upgrades semi-annually, partial holdings on a periodic basis, provided on an as-needed basis where an individual security or securities may be sent to Bondedge for more detailed modeling, approximately once or twice per quarter, no lag time); GT Analytics (provides best execution analysis, on a quarterly basis transactions are sent to GT, several days after the end of each quarter), Telekurs (USA) Inc (alternate fixed pricing source used to verify pricing accuracy for thinly traded illiquid securities, full or partial holdings on a periodic and as-needed basis) and Institutional Shareholder Services (a unit of Risk Metrics, the proxy voting service for portfolio shares, that provides a daily feed of custodial holdings). Mutual of America Capital Management Corporation as Adviser manages the portfolio and is therefore aware of all portfolio holdings information whether public or non-public on a daily basis.

Since there has been no disclosure to other Recipients of information which is not otherwise publicly available, there are no other confidentiality agreements in effect as of May 1, 2014 for Recipients. Because of this strict policy on disclosure, the potential for conflict of interest is very low, and the prior approval of the CEO and CCO for disclosure to Recipients, in part, seeks to determine and eliminate such conflicts as may arise and to assure that disclosure of information to Recipients is in the best interests of the Fund’s shareholders. Aside from the above listed agreements, there are no special or routine arrangements to permit disclosure of portfolio securities information that is not already available to the public. Further, it is the Investment Company’s policy that neither the Investment Company, the Adviser, nor any other party receives any compensation for any disclosure of portfolio securities information by the Investment Company.

MANAGEMENT OF THE INVESTMENT COMPANY

Directors and Officers

The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of eight individuals, seven of whom are not “interested persons” of the Investment Company as defined in the Investment Company Act of 1940 (“Independent Directors”). The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on directors of investment companies by the Investment Company Act of 1940 and by the laws of Maryland. The Board of Directors elects officers of the Investment Company annually. The address of each Director and officer is c/o Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022-6839.

The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser with the exception of serving on the Board of Directors of Mutual of America Investment Corporation, an affiliated registered investment company, which also receives investment advice from the Adviser.

Currently, the Chairman of the Board is an interested person of the Fund and is also the Chief Executive Officer. The Board has an Audit Committee consisting entirely of the independent directors. The Audit Committee serves as the Nominating Committee as and when required. The Board has determined that the Board’s current structure, with an interested person as Chairman of the Board is satisfactory given the characteristics of the Corporation and its business and the Board considered the potential for conflicts of interest, in its determination with regard to the interested Chairman of the Board. The Board has determined that the Chairman of the Audit Committee has historically functioned as the Lead Director of the disinterested members of the Board of Directors. The Board has determined that the Disinterested Director serving at any given time as Chair of the Audit Committee shall also be the Lead Director who shall preside at separate meetings of the Disinterested Directors, communicate concerns and issues raised by the Disinterested Directors to management and others as appropriate, preside at the annual Board Self-Assessment and whenever appropriate, shall be the spokesperson for the Disinterested Directors. The Fund’s bylaws have been amended to reflect this determination. Currently the Audit Committee Chairman is Kevin M. Kearney.

Board oversight of risk is carried out through Board reports and Audit Committee reports. The full Board receives comprehensive and detailed reports at each quarterly meeting on the financial situation of the Corporation, the performance of the Corporation’s funds, portfolio management matters, a Chief Compliance Officer Report covering the Corporation’s Codes of Ethics, Compliance Policy and other matters, a Frequent Trading report, reports confirming compliance with Rule 2a-7, investment valuation procedures, and the trading policy of the Corporation, and regulatory updates. In addition, annually the Board directly receives the Chief Compliance Officer’s annual Compliance Report, meets in a separate session at least once per year with the Chief Compliance Officer, and on a periodic basis directly receives reports on the proxy voting of the Funds’ securities, the Investment Advisory and Distribution Agreements, the Corporation’s Fidelity Bond and annual updates to the Corporation’s registration statement. The independent directors making up the Audit Committee receive quarterly reports from the internal and independent auditors, review annual Audit Reports, review the Corporation’s insurance coverages and examine the quarterly and annual financial statements in detail.

The Board is made up of persons possessing a variety of skills and experience that, at this time, support the conclusion that they should serve on the Board. A brief description of such skills and experience for each Director follows:

—	John R. Greed. Mr. Greed is a Senior Executive Vice President and Chief Financial Officer of Mutual of America Life Insurance Company, a position he has held since December 2007. Prior to that date, Mr. Greed was Executive Vice President and Treasurer, a position he assumed shortly after joining the Company in July 1996. Mr. Greed is also Chairman, President and CEO of both Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. and was elected to the Mutual of America Life Insurance Company Board of Directors as of March 1, 2011. Prior to joining Mutual of America, Mr. Greed was a partner at Arthur Andersen. He is a Certified Public Accountant (CPA) and a member of the American Institute of Certified Public Accountants, the Pennsylvania Institute of Public Accountants and the New York State Society of Certified Public Board of Directors Accountants. He received his bachelor’s degree from LaSalle College. He also currently serves on the Board and Executive Committee of the Greater New York Councils of the Boy Scouts of America. Mr. Greed brings many years of sophisticated financial experience and accounting knowledge to the Board.

—	Carolyn N. Dolan. Ms. Dolan is the Founding Principal and Portfolio Manager of Samson Capital Advisors, L.L.C. in New York City, where she serves as a member of the Executive Committee, Investment Committee and Operating Committee (of which she is the Chair). She was a cofounder of OFFITBANK, which was merged with Wachovia in 2002, and she remained after the merger as Managing Director of Wachovia’s Offit Investment Group. Prior to that, she was employed by Julius Baer Securities, Oppenheimer Capital Corporation and Equitable Life Insurance, in capacities ranging from portfolio manager to analyst. She is a Chartered Financial Analyst (CFA), and received her undergraduate degree from Marymount College, followed by a Masters degree from the Columbia School of Social Work and a Masters degree from Columbia University Business School. She is a trustee of Fordham University where she serves as Chair of the Audit Committee and is a member of the Economic Club of New York. She has been a member of the Board of Institutional Funds since May 2008 and a Board member of Mutual of America Investment Corporation since April 2011. She brings deep investment advisory and portfolio structuring experience to the Board.

—	Kevin M. Kearney. Mr. Kearney is a partner in the Brooklyn, New York law firm of Wingate, Kearney and Cullen. He has been admitted to the bar of the State of New York for over 30 years, and has developed a successful practice representing religious and non-profit institutions. He is a member of the New York State bar Association, the Brooklyn Bar Association, the Catholic Lawyers Guild of King’s County, the National Association of Diocesan Attorneys, the Emerald Society of Long Island, and serves on the Board of Concern Worldwide. Mr. Kearney served on the Institutional Funds Board from February 1996 until May 2008, when he was appointed to the Investment Corporation Board. He is currently the Chairman of the Investment Corporation Audit Committee and Lead Director for both the Corporation and Mutual of America Investment Corporation. Mr. Kearney received his undergraduate degree from Manhattan College, and his J.D. from St. John’s University School of Law. Mr. Kearny brings experience and knowledge gained from his years as a business lawyer and an attorney representing non-profit entities.

—	LaSalle D. Leffall, III. Mr. Leffall received his Bachelor of Arts in History Magna Cum Laude from Harvard University, followed by simultaneously earning a Juris Doctorate from Harvard Law School Cum Laude and a Master’s in Business Administration from Harvard Business School. Mr. Leffall is admitted to the bars of New York and Washington, D.C. Following his graduation he joined the law firm of Cravath, Swaine & Moore where he handled complex commercial and financial transactions, including debt, equity and merger and acquisition matters during his four years at the firm. He then spent six years as a mergers and acquisitions investment banker, first at Credit Suisse First Boston, and then at UBS. He then served as President, Chief Operating Officer and Chief Financial Officer of The NHP Foundation, which owned thousands of affordable housing units in 14 states, and later was named Acting Chief Executive Officer of that firm. Mr. Leffall currently is the President and Founder of LDL Financial, LLC, a corporate advisory and investment firm with an emphasis on real estate and financial services. Mr. Leffall is a member of the Economic Club of Washington, D.C. He is a director of the Federal Home Loan Bank of Atlanta, where he is chair of the Finance Committee and a member of the Audit and Enterprise Risk and Operations Committees. He was elected to the Mutual of America Investment Corporation and Institutional Funds Boards in April 2011. He brings a wealth of financial and legal expertise to the Board from his 18 years of intensive work in the finance and business sector, including experience in mergers and acquisitions.

—	John W. Sibal. Mr. Sibal received a Bachelor of Arts in Economics from Harvard University and has deep experience in the financial sector. After graduating from Harvard, he worked his way up from Economic Analyst to Assistant Treasurer for a multinational energy company, concentrating in economic analysis, finance and corporate planning. Thereafter, he served as a Vice President and Treasurer at a New Orleans based savings bank and currently serves as a Director, President and Chief Executive Officer of Eustis Commercial Mortgage Corporation, a commercial mortgage company in New Orleans, Louisiana. He was elected to the Mutual of America Investment Corporation and Institutional Funds Boards in April 2011. He brings to the Board 36 years of financial and business experience, with a focus on economic analysis, including 18 years in the commercial mortgage field.

—	Margaret M. Smyth. Ms. Smyth is currently Vice President of Finance at Con Edison. Prior thereto, she was the Chief Financial Officer and Vice President, Finance of Hamilton Sundstrand, in Windsor Locks, Connecticut, a United Technologies company. Prior to that, she was Vice President and Controller of United Technologies Corporation, Vice President and Chief Accounting Officer of 3M Company and Managing Partner at Deloitte Touche. Prior to joining Deloitte Touche, she was Partner in Charge of the North America Media Practice for Arthur Andersen. Ms. Smyth is a Certified Public Accountant (C.P.A.) with a Bachelor’s degree in economics from Fordham University and a Master’s degree in Accounting from New York University. She serves on the board of Concern Worldwide and is a trustee fellow of Fordham University. She is a member of the Aspen Institute Global Leadership Network and a member of Women Corporate Directors. Ms. Smyth has been a member of the Board of Investment Corporation since 2007, and was elected to the Mutual of America Institutional Funds Board in April 2011. Ms. Smyth brings to the Board intensive accounting and financial experience gained through public accounting practice and serving at the highest levels of large public companies.

—	Patrick J. Waide, Jr. Mr. Waide is currently retired, but continues to maintain in active status his Certified Public Accounting (C.P.A.) designation. Prior to his retirement, he was the President and CEO, Peter F. Drucker Foundation; Executive Vice President, Bessemer Securities and Vice Chairman, Deloitte Haskins & Sells. He is an Emeritus Director and former Chairman of the Board of the National Catholic Reporter news organization, a trustee of the John Simon Guggenheim Memorial Foundation and is president of the Advisory Committee of the Jeanne Jugan Residence of the Little Sisters of the Poor. Mr. Waide received his undergraduate degree from Fairfield University and his Master’s in Business Administration from The University of Pennsylvania’s Wharton School of Business. He has been a member of the Corporation’s Board since 1996 and he joined the Mutual of America Investment Corporation’s Board in 2003. He has served as Audit Committee Chair for both the Corporation and Mutual of America Investment Corporation and Financial Expert for both funds’ Audit Committees. Mr. Waide brings his many years of practice in the accounting field to the Board as well as his understanding of investments and accounting.

—	William E. Whiston. Mr. Whiston is currently the Chief Financial Officer for the Archdiocese of New York, where he is responsible for the oversight of the Financial Office and financial operations of various organizations that are directly responsible to the Archdiocese. Prior to joining the Archdiocese, Mr. Whiston was Executive Vice President and member of the United States Management Board at Allied Irish Bank. In his 29 years at Allied Irish Bank, he handled many key functions, including head of acquisitions and brand development, head of e-commerce and information technology head of church and non-profit financial consulting services and head of operations. Mr. Whiston holds an undergraduate degree from Pace University and a Master’s in Business Administration from New York University. He is currently an Adjunct professor in Finance at the Fordham University Graduate school of Business, a trustee and Treasurer of the Trustees of St. Patrick’s Cathedral in New York City, a Trustee of St. Joseph’s Seminary, and a Trustee of the New York Medical College. He has also been honored by the Catholic Church by being named a Knight of the Holy Sepulchre and a member of the Pontifical Equestrian Order of St. Gregory the Great. Mr. Whiston was appointed to fill a vacancy on the Mutual of America Investment Corporation Board in November, effective February 17, 2011 and was elected to the Mutual of America Institutional Funds Board in April 2011. Mr. Whiston brings to the Board a varied financial background with strong experience in finance issues of non-profits.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director in Past Five Years	Number of Portfolios in Fund Complex Overseen
Carolyn N. Dolan, age 67	Since May 2008	Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Trustee, Fordham University; Mutual of America Investment Corporation	31

Kevin M. Kearney, Age 61	February 1996 – May 2008; Since April 2011	Partner, Wingate, Kearney and Cullen	Trustee, College of Mount St. Vincent; Director, Concern Worldwide, USA; Mutual of America Investment Corporation	31

LaSalle D. Leffall, III age 51	Since April 2011	President and Founder of LDL Financial, LLC	Director, Federal Home Loan Bank of Atlanta; Mutual of America Investment Corporation	31

John W. Sibal age 61	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Chairman, New Orleans Recreation Development Foundation; Mutual of America Investment Corporation	31

Margaret M. Smyth, age 50	Since April 2011	Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company; prior thereto Vice President, Controller, United Technologies Company; prior thereto Vice President and Chief Accounting Officer, 3M Company	Director, Martha Stewart Living Omnimedia, Inc.; Director, Vonage Holdings; Director, Concern Worldwide, USA; President’s Council and Trustee Fellow, Fordham University; Member, Aspen Institute Global Leadership Network; Member, Women Corporate Directors; Mutual of America Investment Corporation	31

Patrick J. Waide, Jr. age 76	Since August 1996	Certified Public Accountant	Trustee, John Simon Guggenheim Memorial Foundation; Emeritus Director, National Catholic Reporter; Mutual of America Investment Corporation	31

William E. Whiston, age 60	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Hudson Valley Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Investment Corporation	31

Interested Directors

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director in Past Five Years	Number of Portfolios in Fund Complex Overseen

John R. Greed Chairman, President and Chief Financial Officer, age 54	Chairman of the Board since September 2003	Senior Executive Vice President and Chief Financial Officer, Mutual of America and Mutual of America Holding Company, Inc. since December 2007; Chairman, President and Chief Executive Officer, Mutual of America Investment Corporation, prior thereto, Senior Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation and Mutual of America Capital Management Corporation	Mutual of America Life Insurance Company; Mutual of America Investment Corporation; Mutual of America Holding Company, Inc.; Mutual of America Foundation; Greater New York Council of the Boy Scouts of America	31

Mr. Greed is considered an “interested person” of the Investment Company because of his position with the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer in Past Five Years	Number of Portfolios in Fund Complex Overseen

James J. Roth, Senior Executive Vice President and General Counsel, age 64	Since April 2009	Senior Executive Vice President and General Counsel of Mutual of America since March 2013; prior thereto Executive Vice President and General Counsel, Mutual of America since April 2009; Senior Executive Vice President and General Counsel, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.; Chairman, President and Chief Executive Officer, Mutual of America Holding Company, Inc.	Mutual of America Holding Company, Inc; Mutual of America Foundation; Respect for Law Alliance	31

George L. Medlin, Executive Vice President, Chief Financial Officer and Treasurer, age 61	Since February 2008	Executive Vice President and Treasurer, Mutual of America, prior thereto, Executive Vice President, Internal Audit, Mutual of America; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation	Director, Mutual of America Holding Co; Director and Board Treasurer, Nassau County Coalition Against Domestic Violence	31

Scott H. Rothstein, Executive Vice President, Deputy General Counsel and Secretary, age 48	Since April 2013	Executive Vice President and Deputy General Counsel, Mutual of America, since January 2009; Executive Vice President, Deputy General Counsel and Secretary, Mutual of America Investment Corporation since April 2013	None	31

Kathryn A. Lu, Executive Vice President and Chief Compliance Officer, age 53	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America, prior thereto Senior Vice President and Chief Compliance Officer, Mutual of America; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation	None	31

John J. Corrigan, Executive Vice President and Internal Auditor, age 54	Since February 2008	Executive Vice President and Internal Auditor, Mutual of America; prior thereto Senior Vice President, Internal Auditor, Mutual of America; Executive Vice President and Internal Auditor, Mutual of America Investment Corporation	None	31

Chris W. Festog, Senior Vice President and Deputy Treasurer, age 52	Since April 2013	Senior Vice President and Deputy Treasurer, Mutual of America	None	31

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 58	Since March 2013	Senior Vice President and Director of Accounting & Financial Reporting, Mutual of America	None	31

The officers and directors of the Investment Company own none of its outstanding shares (as individuals they are not eligible to purchase Fund shares).

The Investment Company has an Audit Committee consisting of all of the independent directors, which meets four times per year prior to each and every quarterly Board meeting. The purposes of the Committee are to assist the Board with its oversight of management and the Investment Company’s auditors regarding corporate accounting, financial reporting practices, and the quality and integrity of the Investment Company’s financial reports, including the Investment Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the Investment Company’s internal audit function and of its independent auditors, and the preparation of all reports required by SEC rules. The Audit Committee met four times in 2013. Mr. Kearney is the Chairman of the Audit Committee.

The Investment Company has formed a nominating committee consisting of all of the independent directors, which meets on an as-needed basis. The purposes of the Committee are to assist the Board, as necessary by identifying individuals qualified to become Board members; to recommend to the Board the director nominees if any are to be voted on at the next annual meeting of shareholders; to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and to recommend to the Board, director nominees for each Board committee.

Set forth below is a table showing compensation paid to the Independent Directors during 2013. The cost of compensating Independent Directors is divided equally among the Funds. The Interested Director and officers of the Investment Company do not receive compensation from the Investment Company for their services.

Name of Director	Aggregate Compensation from Investment Company(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Investment Company and Other Investment Companies in Complex(2)
Carolyn N. Dolan	$4,600	None	None	$57,500
Kevin M. Kearney	$4,760	None	None	$59,500
LaSalle D. Leffall, III	$4,600	None	None	$57,500
John W. Sibal	$4,600	None	None	$57,500
Margaret M. Smyth	$4,600	None	None	$57,500
Patrick J. Waide, Jr.	$4,760	None	None	$59,500
William E. Whiston	$4,600	None	None	$57,500

(1)	Directors who are not “interested persons” of the Investment Company received from the Investment Company in 2013 an annual retainer of $53,000, effective as of September 12, 2013, and $38,000 prior thereto, where the total retainer is allocated proportionately to the Investment Company and to Mutual of America Institutional Funds Corporation, as all the Directors serve on the Boards of both Funds. The Directors who are not “interested persons” also receive a fee of $1,500 for each Board or Committee meeting attended. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000. The Audit Committee Chairman and Financial Expert each receive an additional $500 for each committee meeting attended.

(2)	Directors who are not interested persons also serve as directors of Mutual of America Investment Corporation, an affiliated registered investment company in the same complex as the Investment Company.

The following table shows the shares of each Fund owned by each director of the Investment Company.

Fund	John R. Greed	Carolyn N. Dolan	Kevin M. Kearney	LaSalle D. Leffall, III	John W. Sibal	Patrick J. Waide, Jr.	William E. Whiston
Equity Index	None	None	None	None	None	None	None
All America	None	None	None	None	None	None	None
Mid Cap Equity Index	None	None	None	None	None	None	None
Small Cap Value	None	None	None	None	None	None	None
Small Cap Growth	None	None	None	None	None	None	None
Bond	None	None	None	None	None	None	None
Money Market	None	None	None	None	None	None	None

As of April 1, 2014, Mutual of America Life Insurance Company (Mutual of America), together with its affiliates, owned approximately $[2.7] million of the Small Cap Value Fund’s shares, $[2.6] million of the Small Cap Growth Fund’s shares, $[8.4] million of the Bond Fund’s shares, and $[6.5] million of the Money Market Fund’s shares. Mutual of America has the right to vote its shares at any meeting of shareholders. Based on its ownership of shares on March 31, 2014, Mutual of America and its affiliates hold approximately [31]% of the shares of the Small Cap Growth Fund, [22]% of the shares of the Small Cap Value Fund, [9]% of the shares of the Bond Fund and [16]% of the shares of the Money Market Fund. The address for Mutual of America, a New York corporation, is 320 Park Avenue, New York, NY 10022-6839.

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company’s investment adviser is Mutual of America Capital Management Corporation (the “Adviser” or “Capital Management”), an indirect wholly-owned subsidiary of Mutual of America. The Adviser’s address is 320 Park Avenue, New York, New York 10022-6839. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Account of Mutual of America. The Adviser provides advisory services for the Investment Company’s Funds, in accordance with the Funds’ investment policies, objectives and restrictions as set forth in the Prospectus and this SAI. The Adviser’s activities are subject at all times to the supervision and approval of the Investment Company’s Board of Directors. Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

—	performing investment research and evaluating pertinent economic, statistical and financial data;

—	consultation with the Investment Company’s Board of Directors and furnishing to the Investment Company’s Board of Directors recommendations with respect to the overall investment plan;

—	implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

—	management of investments;

—	reporting to the Investment Company’s Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

—	maintaining all required records;

—	making arrangements for the safekeeping of assets; and

—	providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

Equity Index Fund — .125%

All America Fund — .50%

Mid-Cap Equity Index Fund — .125%

Small Cap Value Fund — .85%

Small Cap Growth Fund — .85%

Bond Fund — .45%

Money Market Fund — .20%

Note: For the Money Market Fund, commencing in 2009 so much or all of the Management Fee (not to exceed 0.20%), and (as and if determined by the Adviser in its discretion) other expenses of the Money Market Fund for which the Adviser is entitled to reimbursement at any time, as is required to cause the cumulative monthly total investment returns, net of fees and expenses to be no less than zero, has been waived by the Adviser. This waiver is not permanent or contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those portions of the fees and expenses which were waived, but the full amount of these fees and expenses may be restored at that time by the Adviser.

Investment Advisory Fees Paid by Funds to Adviser [update]

Fund	2013	2012	2011
Equity Index		$75,063	$65,130
All America		$126,338	$200,587
Mid-Cap Equity Index		$45,236	$40,499
Small Cap Value		$64,211	$57,860
Small Cap Growth		$57,111	$52,856
Bond		$380,072	$323,907
Money Market		$70,647	$81,125
Total Fees		$818,678	$821,964

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

—	brokers’ commissions, transfer taxes and other fees relating to the Fund’s portfolio transactions,

—	directors’ fees and expenses,

—	fees and expenses of its independent certified public accountants,

—	fees and expenses of its legal counsel,

—	the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

—	the cost of preparation and filing registration statements and amendments thereto,

—	accounting and recordkeeping services,

—	bank transaction charges and custodian’s fees,

—	any proxy solicitors’ fees and expenses,

—	SEC filing fees,

—	any federal, state or local income or other taxes,

—	any membership or licensing fees of the Investment Company Institute and similar organizations,

—	fidelity bond and directors’ liability insurance premiums, and

—	any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Reimbursements by the Adviser. The Adviser limits the expenses of the Equity Index and Mid-Cap Equity Index Funds, other than for brokers’ commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to the amount of the investment advisory fees paid by the Fund to the Adviser, which are at an annual rate of .125% of the net assets of each fund. Prior to May 1, 2010, and since their inception, the Adviser had similarly limited the expenses of the other funds to the amount of their respective investment advisory fees which were at an annual rate of .85% of the nets assets of the Small Cap Value Fund and the Small Cap Growth Fund, .50% of the net assets of the All America Fund, .45% of the net assets of the Bond Fund, and .20% of the net assets of the Money Market Fund.

The expense limitation obligation of the Adviser regarding the Equity Index and Mid-Cap Equity Index funds is in effect for all of 2013 and renews each calendar year unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new calendar year. This expense limitation obligation of the Adviser was contractual for the initial period April 1, 2002 through December 31, 2002 and was renewed each calendar year through 2009. It has been renewed for 2010, 2011, 2012 and 2013 as to the Equity Index and Mid-Cap Equity Index Funds only. The Adviser notified the Investment Company of its termination at least two weeks prior to the beginning of calendar year 2010 that the limitation would be terminated effective April 30, 2010, except for the Equity Index and Mid-Cap Equity Index. The Adviser voluntarily limited the Funds’ expenses since the inception of each Fund, and the termination of its contractual obligation to do so will result in additional expenses being borne by each Fund which is no longer subject to an expense limitation, reducing the total return that would otherwise have been realized by investors had the limitation been maintained in effect.

Commencing in September 2009, so much or all of the Management Fee (not to exceed 0.20%), and (as and if determined by the Adviser in its discretion) other expenses of the Money Market Fund for which the Adviser is entitled to reimbursement at any time, as is required to cause the cumulative monthly total investment returns, net of fees and expenses to be no less than zero, has been waived by the Adviser. This waiver is not permanent or contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those portions of the fees and expenses which were waived, but the full amount of these fees and expenses may be restored at that time by the Adviser.

Additional Disclosure — Portfolio Managers of the Adviser

Additional Information Concerning Portfolio Managers

The following information is current as of December 31, 2013.

Portfolio Manager Compensation — Adviser

This description of the structure of, and the method used to determine the compensation of, the portfolio managers applies to all portfolio managers of the Adviser and the person overseeing the index Funds of the Investment Company.

All portfolio managers of the Adviser receive a fixed base annual salary and may qualify for an annual incentive compensation award, or bonus. The bonus is based upon the pre-tax annual performance of the portions or segments of Funds managed by the portfolio manager relative to the appropriate nationally recognized benchmarks which have been selected for each portion or segment (“portfolio”), which can be adjusted by a factor related to the performance of the Insurance Company. The portfolio benchmarks consist of well-recognized indices such as the Standard and Poor’s® 500 Index, and the Russell 2000® Index, which vary by portfolio and are more specifically described by portfolio in the Prospectus and this SAI.

All employees of the Adviser are entitled to health insurance, group life insurance and group disability coverage, a non-contributory defined benefit pension plan, and an employer-matched 401(k) plan. Certain senior management employees are also eligible for a long term performance-based incentive compensation plan. Under the plan, shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Insurance Company’s General Account statutory surplus and the maintenance of certain financial ratios. No relocation plan applies to the portfolio managers.

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Stephen Rich	Executive Vice President Portfolio Manager	Small Cap Value (All America Fund) Small Cap Value Fund	Russell 2000® Value Russell 2000® Value
Andrew Heiskell	Executive Vice President Director of Fixed Income	Bond Fund	Barclays Capital U.S. Aggregate
Thomas Dillman	President	Large Cap portfolio (All America Fund)	S&P 500®
Gary Wetterau	Executive Vice President Portfolio Manager	Bond Fund	Barclays Capital U.S. Aggregate
Marguerite	Executive Vice	Small Cap Growth (All America Fund)	Russell 2000® Growth
Wagner	President Portfolio Manager	Small Cap Growth Fund	Russell 2000® Growth
Benjamin L. Heben	Second Vice President	Equity Index Mid-Cap Equity Index	S&P 500® S&P 400®

Other Information — Adviser

The Adviser’s portfolio managers do not manage funds or portfolios for entities other than clients of the Adviser. The Adviser manages only funds of Mutual of America Institutional Funds, Mutual of America Investment Corporation, Inc., and a few individually managed pension plans holding contracts with the Insurance Company, all of which are identified below. In regard to possible conflicts, if a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Funds have adopted procedures for allocating portfolio transactions across multiple Funds and accounts. The following information concerning the portfolio managers and the person, overseeing the index Funds is in addition to that provided in the Prospectus under the heading, “Portfolio Managers”.

The section under each Portfolio Manager’s name entitled “Ownership of Securities” sets forth the dollar range of equity securities in the Investment Company Funds beneficially owned by the Portfolio Manager. The access persons of the Adviser are subject to restrictions contained in the Code of Ethics adopted by the Adviser in accordance with Rule 204A-1 under the Investment Advisers Act of 1940, which addresses conflicts of interest between access persons and a Fund. Trades are allocated pro rata among clients. The information is presented in tabular format followed by more detailed explanatory text. [update table for 2013]

Name	Title	Registered Investment Companies [Assets as of 12/31/13]	Other Pooled Investment Vehicles [Assets as of 12/31/13]	Other Accounts [Assets as of 12/31/13]	Ownership of Securities
Stephen Rich	Executive Vice	Investment Company (“IC”)	0	3 other accounts:	None
	President, Portfolio	All America Fund Small Cap		[$6 million]
	Manager	Value portfolio [$30 million]		[$5.10 million]
		IC Small Cap Value Fund		[$1.2 million]
[$290 million]
IC Mid Cap Value Fund
[$53 million]
Mutual of America Institutional
Funds (“MOAIF”) All America Fund Small Cap Value portfolio [$2 million] MOAIF Small Cap Value Fund [$8 million]
Marguerite Wagner	Executive Vice	IC All America Fund Small	0	1 other account:	None
	President and	Cap Growth portfolio [$28 million]		[$2.2 million]
	Portfolio Manager	IC Small Cap Growth Fund
[$272 million]
MOAIF All America Fund
Small Cap Growth portfolio
[$2 million]
MOAIF Small Cap Growth
Fund [$7 million]
Andrew Heiskell	Executive Vice	IC Bond Fund	0	7 other accounts:	None
	President and	[$753 million]		[$25.5 million]
	Portfolio Manager	IC Mid-Term Bond Fund		[$21 million]
		[$387 million]		[$10.9 million]
		IC Composite Fund Fixed		[$10.7 million]
		Income portfolio		[$6.3 million]
		[$66 million]		[$5.5 million]
		MOAIF Bond Fund		[$5.1 million]
		[$88 million]		[$3.2 million]
Gary Wetterau	Executive Vice	IC Bond Fund	0	7 other accounts:	None
	President and	[$753 million]		[$25.5 million]
	Portfolio Manager	IC Mid-Term Bond Fund		[$21 million]
		[$387 million]		[$10.9 million]
		IC Composite Fund Fixed		[$10.7 million]
		Income portfolio		[$6.3 million]
		[$66 million]		[$5.5 million]
		MOAIF Bond Fund		$5.1 million]
		[$88 million]		[$3.2 million]

Thomas Dillman	President	IC All America Fund Large	0		None
		Cap portfolio [$63 million]
		IC Composite Fund Large
		Cap portfolio [$100 million]
		MOAIF All America Fund
		Large Cap portfolio
		[$4 million]
Benjamin L. Heben	Second Vice	IC Equity Index Fund	0	2 other accounts	None
	President	[$1,109 million]		[$10.8 million]
		IC Mid-Cap Index Fund		[$6.3 million]
		[$610 million]
		IC All America Fund
		Indexed portfolio
		[$136 million]
		IC International Fund
		[$115 million]
		MOAIF Equity Index Fund
		[$64 million]
		MOAIF Mid-Cap Index
		Fund [$38 million]
		MOAIF All America Fund
		Indexed portfolio
		[$12 million]

Stephen Rich — Executive Vice President, Portfolio Manager

—	Length of Service:	10 years at Adviser; 23 years investment experience

—	Role:	Portfolio manager for the IC Small Cap Value Fund, IC Mid Cap Value Fund and the Small Cap Value portfolio of the IC All America Fund, and for the Corporation’s Small Cap Value Fund and Small Cap Value portfolio of the All America Fund

—	Education:	Undergraduate, Princeton University; MBA, New York University

Marguerite Wagner — Executive Vice President and Portfolio Manager

—	Length of Service:	9 years at Adviser; 29 years investment experience

—	Role:	Portfolio manager for the IC Small Cap Growth Fund and IC Small Cap Growth portfolio of the IC All America Fund, and for the Corporation’s Small Cap Growth Fund and Small Cap Growth Portfolio of the All America Fund

—	Education:	Undergraduate, Penn State University; MBA New York University

Andrew Heiskell — Executive Vice President and Portfolio Manager

—	Length of Service:	21 years at Adviser, 39 years investment experience

—	Role:	Sets fixed income strategy and manages the IC Bond Fund, Mid-Term Bond Fund and the Composite Fund Fixed Income portfolio, and the Corporation’s Bond Fund

—	Education:	Undergraduate, University of Tennessee; JD, Georgia School of Law

Gary Wetterau — Executive Vice President and Portfolio Manager

—	Length of Service:	19 years at Adviser, 23 years investment experience

—	Role:	Manager of mortgage-backed portfolios of fixed income funds and portfolios for IC and the Corporation

—	Education:	Undergraduate, U.S. Air Force Academy; MBA University of Arizona

Thomas Dillman — Executive Vice President

—	Length of Service:	10 years at Adviser, 33 years investment experience

—	Role:	Director of research, manages large cap portfolios for IC and the Corporation

—	Education:	Undergraduate and MS Ed., Lehigh University; MBA University of Pennsylvania (Wharton)

Benjamin L. Heben — Second Vice President

—	Length of Service:	4 years at Adviser, 11 years investment experience

—	Role:	Oversees the index portfolios for IC and the Corporation and the International Fund for IC

—	Education:	Undergraduate, State University of New York at Binghamton; MBA New York University

Subadvisory Fees. There were no Subadvisory fees paid during 2013, 2012 or 2011.

Codes of Ethics. The Investment Company, the Adviser and the Securities Corporation have adopted codes of ethics under Rule 17j-1 of the 1940 Act and the Adviser has adopted a code of ethics which also complies with Rule 204A-1 of the Investment Advisers Act of 1940. Persons subject to these codes (generally, persons with access to information about investment programs of the Funds) may not purchase securities in which the Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur within certain black-out periods imposed under the codes. The Investment Company has also adopted a code of ethics applicable to its chief executive officer and its principal financial and accounting officers as disclosed in its shareholder reports.

ADMINISTRATIVE AGREEMENTS

Accounting and Recordkeeping Agent

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement, as amended, with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street’s address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers

The Adviser is responsible for decisions to buy and sell securities for the Funds of the Investment Company for which it provides services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

—	The Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

—	The Adviser may select broker-dealers which provides it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in the Adviser’s view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

—	When purchasing or selling securities trading on the over-the-counter market, the Adviser will generally execute the transaction with a broker engaged in making a market for such securities.

—	The Adviser may place certain orders with its affiliates, subject to the requirements of the 1940 Act.

—	No transactions may be effected by a Fund with an affiliate of the Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser uses these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser in providing investment advice to the Investment Company. To the extent that the Adviser uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

The Investment Company paid aggregate brokerage commissions of $[ ] in 2013, $22,551 in 2012 and $29,663 in 2011.

Commissions to Affiliated Brokers

For the years 2011, 2012 and 2013 no commissions were paid to affiliated brokers.

Portfolio Turnover

The Adviser does not consider portfolio turnover rate to be a limiting factor when it deems it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund’s holdings. The Adviser does not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value

An investor purchases or redeems shares of a Fund at net asset value. A Fund’s net asset value is equal to:

—	the sum of the value of the securities the Fund holds,

—	plus any cash or other assets, including interest and dividends accrued, and

—	minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading (a Valuation Day). A Valuation Period for calculation of a Fund’s net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day.

A Fund’s net asset value per share is equal to the Fund’s net asset value divided by the number of Fund shares outstanding.

Pricing of Securities Held by the Funds

In determining a Fund’s net asset value, the Adviser must value the securities and other assets the Fund owns.

1)	If market quotations are readily available for an investment, the Adviser uses market value as follows:

—	An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

—	For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

—	Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

2)	If there are any portfolio securities or assets for which market quotations are not readily available, or for other reasons set forth in the Prospectus, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company. See Pricing of Fund Shares in the Prospectus.

3)	If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

—	A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

—	The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

—	Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

5)	For stock options and futures contracts, these valuations apply:

—	Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

—	When a Fund writes a call option, the amount of the premium is included in the Fund’s assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

—	If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

—	If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

—	A premium a Fund pays on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

—	Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

Frequent Transfers

The Prospectus discloses the Investment Company’s Policy on frequent transfers. The Investment Company has not entered into arrangements with any persons or entities to permit frequent transfers and no such arrangements are permitted.

TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds’ Investment Earnings and Income

Each Fund intends to qualify and elect treatment as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satisfies certain requirements including diversification, gross income, and minimum income distribution rules that are necessary to qualify as a regulated investment company.

If a Fund were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on its ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Generally, Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a “required distribution” to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the “required distributions” in the amounts and at the times necessary and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.

Income Dividends and Capital Gains Distributions

The Investment Company declares dividend distributions in June and December in the case of net investment income and in September and December in the case of net realized short or long-term capital gains. A Fund may make a special distribution on or before September 15 of each year to comply with federal tax law requirements for mutual funds. A shareholder’s dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either (1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small Cap Growth and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund’s shareholders even though they are reinvested in additional shares of the Fund.

TAXATION OF U.S. SHAREHOLDERS

The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

Characterization of Funds’ Distributions. Dividends paid by a Fund out of its ordinary income and distributions of a Fund’s net realized short-term capital gains (jointly, the “ordinary income dividends”) are taxable to its shareholders as ordinary income. Distributions made from a Fund’s net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the “capital gain dividends”) are taxable to the Fund’s shareholders as long-term capital gain.

Passive Foreign Investment Company (“PFIC”). Due to investment laws in certain foreign countries, it is possible that a Fund’s investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

Foreign Currency Gains or Losses. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund’s other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund’s shareholders, thereby reducing the shareholders’ basis in the Fund’s shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder’s basis in the Fund’s shares (assuming the shares were held as capital assets).

Taxation of Foreign Country Income. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund’s shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund’s shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

Redemptions and Exchanges. Redemptions and exchanges of a Fund’s shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder’s loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss upon the sale or exchange of Fund shares held for more than one year, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Original Issue Discount. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

Capital Gains Rates for Entities Other than Individuals. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Dividends Received Deductions. Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Equity Index, All America, Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Qualified Dividend Income. Certain dividends paid by the Equity Index, All America, Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds may be subject to a maximum rate of 15% with respect to non-corporate taxpayers, as provided for by the Jobs Growth Tax Relief Act of 2003.

Private Foundations. Private foundations and their managers are subject to excise taxes under the Code if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio. A substantial percentage of investments of certain “private operating foundations”, as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager’s and the foundation’s tax advisers regarding the foregoing considerations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund’s counsel regarding the foregoing considerations.

Retirement Trusts, Including Qualified Plans. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as “Retirement Trusts”). A fiduciary of a Retirement Trust other than a governmental plan or unit (a “Qualified Plan”) is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan’s participants and beneficiaries.

In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a “prohibited transaction” (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person’s tax or other advisers regarding the foregoing considerations.

Shareholder Withholding

The Investment Company may be required to withhold for Federal income tax (“back-up withholding”) from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 28% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund would have experienced negative yields during 2013, as a result of the unusually low yields on short-term investments available in the marketplace, but for the agreement of the Adviser, which can be revoked at any time, to waive so much of its investment advisory fee each month as is necessary to prevent the Money Market Fund from producing a negative yield for investors. The Money Market Fund calculates a seven-day “current yield” (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account’s value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund’s investments, among other factors. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

The following is an example of the calculation of the Money Market Fund’s current yield of [0.05]% for the seven-day period ended December 31, 2013. Yields may fluctuate substantially from the example shown.

1.	Value for December 24, 2013………. $[10.526796]

2.	Value for December 31, 2013 (exclusive of capital changes and any non-investment income)………. $[10.526906]

3.	Net change equals Line 1 subtracted from Line 2………. $[.000110]

4.	Base period return equals Line 3 divided by Line 1………. 000010

5.	Current yield equals Line 4 annualized (multiplied by 365/7)………. [0.05]%

The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

Effective Yield = [(Base Period Return + 1)365/7] –1… [[1.000010]] 365/7 –1 = [.05]%

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund’s shares and assumes that any dividends or capital gain distributions are reinvested in that Fund’s shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

T = (ERV/P)1/n -1

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Returns

For Periods Ended December 31, 2013 [update]

Fund	One Year	Five Years	Ten Years	Life of Fund
Equity Index	16.07%	1.54%	6.98%	2.11%
All America	14.26%	1.50%	6.84%	5.65%
Mid-Cap Equity Index	17.89%	5.00%	10.38%	6.40%
Small-Cap Value	14.79%	5.82%	N/A	3.28%
Small-Cap Growth	5.04%	2.73%	N/A	2.42%
Bond	4.30%	5.93%	5.05%	5.38%
Money Market	0.04%	0.52%	1.76%	2.72%

*	Dates the Funds commenced operations: All America and Bond Funds — May 1, 1996; Money Market Fund — May 1, 1997; Equity Index Fund — May 3, 1999; Mid-Cap Equity Index Fund — September 1, 2000; Small Cap Value and Small Cap Growth Funds — May 1, 2007.

Yield of the Bond Fund. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission’s formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (“Lipper”) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron’s, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert’s Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger’s Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue’s Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by the Adviser derived from such indices or averages.

Comparative Indices for the Funds

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds’ performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”).

The S&P 500® Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500® Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500® Index represents about 80% of the market value of all issues traded on the NYSE.

Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor’s MidCap 400 Index (the “S&P MidCap 400 Index”).

The S&P MidCap 400® Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations. A majority of the stocks are listed on the New York Stock Exchange and a significant portion are traded on the Nasdaq National Market (over-the-counter).

Small Cap Growth Fund: Performance is compared to the Russell 2000® Growth Index.

The Russell 2000® Growth Index contains those Russell 2000® securities with higher price-to-book ratios and higher price-earnings ratios. Securities in this index have a greater than average growth orientation.

Small Cap Value Fund: Performance is compared to the Russell 2000® Value Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Bond Fund: Performance is compared to the Barclays Capital U.S. Aggregate Index (the “Barclays Aggregate Index”).

The Barclays Aggregate Index represents U.S. fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features, at least $150 million par amount outstanding and a rating of “Baa” or higher (investment grade) by a nationally recognized statistical rating agency.

DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody’s Investors Services, Inc.:

Aaa	—	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	—	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	—	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	—	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	—	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor’s:

AAA	—	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is very strong.

AA	—	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A	—	Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB/ B/ CCC/ CC	—	Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such CC debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C	—	The rating C is reserved for income bonds on which no interest is being paid.

D	—	Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (–): The ratings from “AA” to “BB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DISTRIBUTION OF FUND SHARES

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Distributor), an indirect, wholly-owned subsidiary of Mutual of America, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America, whose address is 320 Park Avenue, New York, New York 10022-6839, are affiliates of the Adviser.

The Distributor is not obligated to distribute any specific amount of Fund shares. The Adviser pays the Distributor a fee not to exceed the amount of the Distributor’s actual annual operating expenses to perform its services as principal underwriter and distributor of the shares of the Investment Company. The Adviser’s payments to the Distributor are made from the Adviser’s own funds and result in no additional costs to the Investment Company or its shareholders. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. Registered representatives of the Distributor, located in its home office and 36 field offices throughout the United States, participate in the distribution of shares of the Funds. The Distributor’s registered representatives are salaried employees of Mutual of America or the Adviser and receive no commissions for distributing the Fund shares. Each representative is eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative’s office compared to sales targets we established for the office in that year. Representatives and certain staff from the field office with the highest sales of Fund shares in a year will receive a trip to a conference site in the United States to attend a sales meeting.

Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares and accordingly there are no breakpoint discounts.

LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by James J. Roth, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Investment Company for the year ended December 31, 2013 have been incorporated by reference in the Statement of Additional Information in reliance upon the reports of KPMG LLP, 345 Park Avenue, New York, NY 10154, independent registered public accounting firm, incorporated by reference herein.

CUSTODIAN

JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company’s assets.

USE OF STANDARD & POOR’S INDEXES

The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund, the All America Fund, the Mid-Cap Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund particularly or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P’s only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index and S&P MidCap 400® Index, which are determined, composed and calculated by S&P without regard to the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, the amount of the shares of such Funds or the timing of the issuance or sale of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund and S&P MidCap 400® Index, the All America Fund or the Mid-Cap Equity Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or the S&P MidCap 400® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Investment Company, owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, or any other person or entity from the use of the S&P 500® Index or the S&P MidCap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or the S&P MidCap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibilities of such damages.

PROXY VOTING POLICIES AND PROCEDURES

On November 7, 2007, the Board of Directors of the Investment Company adopted amended Proxy Voting Policies and Procedures (“Proxy Policy”). A copy of the Proxy Policy is attached hereto as APPENDIX “A”. A copy of the Proxy Policy and information regarding how the Investment Company voted its proxies relative to portfolio securities during the most recent 12 month period ended June 30 can be obtained free of charge by calling 1-800-914-8716. The Investment Company’s Proxy Voting Record for the shares it owns, which includes how the Investment Company voted its proxies during the most recent 12 month period ended June 30, can be obtained from the Securities and Exchange Commission’s website at www.sec.gov, by viewing our Form N-PX on the EDGAR system.

Appendix A

Proxy Voting Policy and Procedures

Mutual of America Institutional Funds, Inc.

Attached is the Proxy Voting Policy and Procedures adopted by the Board of Directors of Mutual of America Institutional Funds at its regular Board meeting held on November 7, 2007.

MUTUAL OF AMERICA CAPITAL MANAGEMENT

MEMORANDUM

To:	Mutual of America Investment Corporation
Mutual of America Institutional Funds, Inc.

From:	Mutual of America Capital Management Corporation

Date:	October 31, 2007

Re:	Policy Statement and Procedures Regarding
Proxy Voting (“Proxy Voting Policy”)

We understand that, in connection with your obligation to comply with Rule 30b1-4 under the Investment Company Act of 1940 (“1940 Act”) and the 1940 Act forms modified in conjunction therewith, you wish this Company as your adviser to: (i) permit you to adopt its Proxy Voting Policy, (ii) prepare and timely File Form N PX for each year commencing with the 12 months ended June 30, 2004, (iii) respond to shareholder requests in accordance with all requirements of Law and Regulation for a description of the Proxy Voting Policy, and for The Proxy Voting Record (which may be available by a toll free or collect phone line or on the fund website if there is one and on the S.E.C. website), and (iv) maintain, or cause to be maintained, all proxy voting records as required by Law and Regulation.

We further understand that, in the event of a conflict among or between the interests of the adviser, the funds, the shareholders, the principal underwriter or any affiliated persons thereof, we will promptly notify the fund and shareholders affected and we will not cast a vote absent a written consent from the affected Fund or shareholders. The sole exception to the requirement of a written consent from the fund and affected shareholders when there is such a conflict is the case where the matter which is being voted upon falls within the Standing Proxy Vote policy set forth in paragraph 5 of the Proxy Voting Policy, and Routine Issues as described in paragraph 4 of the attached Proxy Voting policy. Routine Issues fall within standard categories developed by a disinterested third party proxy service retained by the adviser. In such case, the vote will be cast in the predetermined manner.

You may consider this document as an amendment to the Proxy Voting Policy for purposes of our providing proxy voting services to your fund and shareholders, and for purposes of adopting the Proxy Voting Policy on behalf of your funds. If there are any changes to the Proxy Voting Policy you will be notified, and no such changes shall affect you unless you agree to same.

Mutual of America Capital Management Corporation.
By:

/s/ Amir Lear
Amir Lear
President

att.

MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION

POLICY STATEMENT AND PROCEDURES

REGARDING PROXY VOTING

Adopted on October 31, 2007

Policy Statement

It is the policy of Mutual of America Capital Management Corporation (the “Corporation”), with respect to assets under its management where it has voting authority:

1.	To vote all proxies in the best interests of its clients and, to the extent possible while complying with applicable investment policies, restrictions and limitations (including requirements imposed by exemptive orders as described in paragraph 9 under the Procedures section, below,) to vote all proxies so as to maximize the economic value of the shares held by such clients.

2.	To vote all proxies in accordance with the duly adopted voting policies and restrictions of such clients where such policies and restrictions are applicable.

3.	To provide disclosure to clients of the within policies and procedures, to disclose how clients (or their shareholders in the case where a client adopts these policies as its own) may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.

4.	To comply with the Procedures set forth below.

Proxy Voting Committee

1.	A Proxy Committee consisting of the President and one or more individuals (not to exceed five) designated by the President of the Corporation shall comprise the Proxy Voting Committee. The Proxy Voting Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. In the case of a Committee of two or less persons, one member shall constitute a quorum. In the case of the Committee consisting of three or four persons, two members shall constitute a quorum, and for a Committee of five persons, three members shall constitute a quorum.

2.	The Proxy Voting Committee shall monitor developments that may affect the Proxy Voting Policy and Procedures, including the Overall Proxy Voting Policy set forth in paragraph 5 of the Procedures Section hereof, voting standards set forth in Appendix A to this document (“Voting Standards”) and recommend changes to the Proxy Voting Policy and Procedures.

3.	Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non-Routine Issues, shall be submitted to the Proxy Committee for approval or consideration of the appropriate action to take. The Proxy Voting Committee may require a discussion with or report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

4.	If a Non-Routine Issue falls into a category for which there is no Voting Standard, the Proxy Voting Committee shall be consulted. The Proxy Voting Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered as well as a report, if available, from any proxy service provider then retained, to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

5.	Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy, limitation, or restriction established for any client’s account, the President or CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Voting Committee for ratification prior to the vote in question. The Proxy Voting Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.

Procedures

1.	Proxies will be voted based upon and consistent with (a) criteria established herein as same may be amended in writing by the Proxy Committee from time to time, (b) the Overall Proxy Voting Policy set forth in paragraph 5 below and (c) the Voting Standards attached hereto as Appendix A. Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these Procedures.

2.	The following Records of all proxy votes will be maintained:

A.	A brief description of the proxy proposal for each company in the portfolio.

B.	The vote cast on each proposal.

C.	The holdings of each account and its holdings as of (or as close as possible to) the record date for the particular proxy vote.

D.	A record of any calls or other contacts made regarding a vote.

E.	A record of the reason for each vote, including whether the proxy was voted according to a specific client restriction, policy, the Voting Standards or other guideline which record may be maintained by a third party proxy service provider.

F.	Notification that a proxy has not been received.

G.	Verification that the shares listed on the proxy match the Corporation’s records.

H.	The name and title of the individual voting the proxy (if available from a service provider).

I.	A record of any Proxy Voting Committee actions in regard to the proxy vote.

3.	Unless the Company shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Corporation’s offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than three additional years. Proxy statements received on behalf of stock for which the Company is authorized to vote proxies will not be retained in paper form because they are available on the EDGAR system where they have been filed by the issuer.

4.	The Voting Guidelines which are attached hereto as Appendix A consist of the Concise Summary of the Institutional Shareholders Service (“I.S.S.”) Proxy Voting Guidelines (effective for meetings February 1, 2007) (“Voting Standards). The Proxy Voting Committee has reviewed the Voting Standards and has found them to be generally satisfactory. I.S.S., which is the proxy service provider retained by the Corporation, furnishes research and recommendations for all proxy votes, casts the votes and maintains voting records. The I.S.S. recommendations will be in accordance with the Voting Standards. The Proxy Voting Committee may, in circumstances where the application of the Voting Standards is determined not to be beneficial or appropriate, override the I.S.S. recommendation and instruct I.S.S. to vote as determined by the Proxy Voting Committee

5.	The current Overall Proxy Voting Policy of the Company shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. This position may be determined to be inappropriate in a particular case and if authorized by the Proxy Voting Committee, a vote that does not comport with this position may be approved. Proxy proposals that do not materially impact the economic value of the stocks to which they relate are considered “Routine Issues” and will generally be voted in favor of the position supported by management of the company whose stock is being voted. Proxy proposals that materially impact the economic value of the stock to which they relate will be voted, consistent with applicable restrictions, in the manner that is most beneficial to the value of such stock.

6.	In the case of managed funds that hold exchange traded funds (“ETFs”) shares in their portfolios, special rules may apply to voting proxies in the underlying ETFs when certain thresholds are reached. For example, certain ETFs have obtained exemptions from the SEC fund of fund restrictions, and those ETFs may be held by managed funds in reliance upon such exemption. The exemptive orders for such ETFs typically provide that, in the event that the managed fund owns 25% or more of the outstanding shares of the ETF, such shares shall be voted in the same proportion as the shares held by all other shareholders in such ETF. The Corporation shall follow the requirements of any such exemptive orders that may apply and vote such shares proportionally to the shares of the other shareholders of the ETF.

7.	No officer or employee of the Corporation shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Corporation’s Voting Standards or satisfying fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall be immediately reported to the President. Further, in cases where there exist material conflicts of interest between the Corporation and its interests, and the economic interests of the Corporation’s client owning the shares being voted, the Corporation shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and it shall be taken only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.

8.	It is the policy of the Corporation not to join any group for the purpose of waging a proxy contest or to acquire or trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Voting Committee except for requests merely that the proxies be voted in order to achieve a quorum.

9.	No employee of the Corporation may discuss the Corporation’s proxy votes with any person not employed by the Corporation or its client or in any way indicate how the Corporation will vote on any issue prior to the vote being cast, nor may any employee of the Corporation disclose how the Corporation has voted except in reports to the Board of Directors of the Corporation or its managed funds, as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Corporation’s proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.

10.	The Corporation shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Corporation’s proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Corporation (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Company which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.

11.	The Corporation adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:

A.	The President or an Officer of the Corporation designated by the President will ensure that the Corporation is at all times in full and complete compliance with all applicable laws and regulations.

B.	The Proxy Voting Committee shall meet at least semiannually to review the overall proxy voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers.

C.	The Proxy Voting Committee shall review the within policy statement and procedures on an annual basis and more frequently when warranted, and shall adopt written changes and amendments hereto as necessary.

D.	The Proxy Voting Committee shall review Corporation’s compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.

E.	To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser’s Act of 1940, the Company may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures.

F.	It is specifically understood that the Company’s clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.

I hereby verify that the foregoing document has been duly adopted as the proxy voting policies and procedures of the Corporation, along with the attached Proxy Voting Standards, which replace all previously adopted statements and procedures regarding proxy voting and Voting Standards.

MUTUAL OF AMERICA

CAPITAL MANAGEMENT CORPORATION

By:

/s/ Amir Lear

Amir Lear

President

Dated: October 31, 2007

Appendix A

To Mutual of America Capital Management Corporation

Policy Statement and Procedures Regarding Proxy Voting

CONCISE SUMMARY OF ISS 2007 PROXY VOTING GUIDELINES

Effective for Meetings Feb. 1, 2007

Updated Dec. 15, 2006

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

—	An auditor has a financial interest in or association with the company, and is therefore not independent,

—	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

—	Fees for non-audit services (“Other” fees) are excessive.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

—	Composition of the board and key board committees;

—	Attendance at board and committee meetings;

—	Corporate governance provisions and takeover activity;

—	Disclosures under Section 404 of Sarbanes-Oxley Act;

—	Long-term company performance relative to a market and peer index;

—	Extent of the director’s investment in the company;

—	Existence of related party transactions;

—	Whether the chairman is also serving as CEO;

—	Whether a retired CEO sits on the board;

—	Number of outside boards at which a director serves;

—	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

—	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

—	Sit on more than six public company boards;

—	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

—	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

—	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

—	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

—	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

—	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

—	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

—	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

—	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

—	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

—	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

—	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

—	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

—	The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

—	A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

—	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

—	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

—	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

—	The company fails to submit one-time transfers of stock options to a shareholder vote;

—	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

—	The company has backdated options (see “Options Backdating” policy);

—	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

—	Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

-	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

-	Serving as liaison between the chairman and the independent directors,

-	Approving information sent to the board,

-	Approving meeting agendas for the board,

-	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

-	Having the authority to call meetings of the independent directors,

-	If requested by major shareholders, ensuring that he is available for consultation and direct communication;

—	Two-thirds independent board;

—	All-independent key committees;

—	Established governance guidelines;

—	The company does not under-perform its peers*.

*	Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

—	Long-term financial performance of the target company relative to its industry;

—	Management’s track record;

—	Background to the proxy contest;

—	Qualifications of director nominees (both slates);

—	Strategic plan of dissident slate and quality of critique against management;

—	Likelihood that the proposed goals and objectives can be achieved (both slates);

—	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

—	Shareholders have approved the adoption of the plan; or

—	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

—	No lower than a 20% trigger, flip-in or flip-over;

—	A term of no more than three years;

—	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

—	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

—	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

—	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

—	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

—	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

—	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

—	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de- listed or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

—	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

—	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

—	Huge bonus payouts without justifiable performance linkage or proper disclosure;

—	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

—	Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

—	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

—	Excessive severance provisions (e.g., including excessive change in control payments);

—	Change in control payouts without loss of job or substantial diminution of job duties;

—	Internal pay disparity;

—	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

—	The total cost of the company’s equity plans is unreasonable;

—	The plan expressly permits the repricing of stock options without prior shareholder approval;

—	There is a disconnect between CEO pay and the company’s performance;

—	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

—	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

—	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

—	Vesting schedule or mandatory holding/deferral period:

-	A minimum vesting of three years for stock options or restricted stock; or

-	Deferred stock payable at the end of a three-year deferral period.

—	Mix between cash and equity:

-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

—	No retirement/benefits and perquisites provided to non-employee directors; and

—	Detailed disclosure provided on cash and equity compensation delivered to each non- employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

—	Purchase price is at least 85% of fair market value;

—	Offering period is 27 months or less; and

—	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

—	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

—	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

—	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

—	No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

—	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

—	Length of time of options backdating;

—	Size of restatement due to options backdating;

—	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

—	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

—	The triggering mechanism should be beyond the control of management;

—	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

—	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

—	The company is conducting animal testing programs that are unnecessary or not required by regulation;

—	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

—	The company has been the subject of recent, significant controversy related to its testing programs.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

—	The existing level of disclosure on pricing policies;

—	Deviation from established industry pricing norms;

—	The company’s existing initiatives to provide its products to needy consumers;

—	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

—	New legislation is adopted allowing development and drilling in the ANWR region;

—	The company intends to pursue operations in the ANWR; and

—	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:

—	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

—	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

—	The company does not maintain operations in Kyoto signatory markets;

—	The company already evaluates and substantially discloses such information; or,

—	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Off-shoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

—	Past performance as a closed-end fund;

—	Market in which the fund invests;

—	Measures taken by the board to address the discount; and

—	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

PART C

OTHER INFORMATION

Item 23.  Exhibits

1(a)	Articles of Incorporation of Mutual of America Institutional Funds, Inc.(the “Fund”), dated October 26, 1995 (6)
1(b)	Articles Supplementary, dated February 20, 1996 (6)
1(c)	Articles Supplementary, dated April 8, 1996 (6)
1(d)	Articles Supplementary, dated December 2, 1996 (6)
1(e)	Articles Supplementary, dated February 24, 1997 (6)
1(f)	Articles Supplementary, dated April 6, 1999 (5)
1(g)	Form of Articles Supplementary, dated August 14, 2000 (7)
1(h)	Articles Supplementary, dated May 1, 2007 (15)
1(i)	Articles Supplementary, dated March 5, 2008 (15)
2	By-Laws of the Fund (6)
2(a)	Amendment of By-Laws, dated November 5, 2006 (14)
2(b)	Amendment of By-Laws, dated February 23, 2010 (17)
4(a)	Form of Investment Advisory Agreement, as amended effective September 1, 2000, between the Fund and Mutual of America Capital Management Corporation (the “Adviser”) (7)
4(c)	Form of Subadvisory Agreement between the Adviser and Oak Associates, Ltd. (2)
4(d)	Letter dated June 22, 2005 from the Adviser to Oak Associates (Termination letter) (13)
4(e)	Letter Agreement signed by the Adviser and Oak Associates dated July 28, 2005 (setting Termination date). (13)
5	Distribution Agreement between the Fund and Mutual of America Securities Corporation, as Distributor (“Securities Corporation”) (6)
7(a)(i)	Custody Agreement between the Fund and The Chase Manhattan Bank (1)
7(a)(ii)	Amendment No. 1 to the Custody Agreement, dated June 1, 2001 (10)
7(a)(iii)	Amendment No. 2 to the Custody Agreement, dated March 1, 2003 (10)
8(a)(i)	Form of Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company (1)
8(b)	Form of Investment Accounting Agreement between the Fund and the Adviser (3)
8(c)(i)	Agreement to Pay Operating Expenses between the Fund and the Adviser (9)
8(c)(ii)	Notice of Cancellation and Amendment to the Agreement to Pay Operating Expenses between the Fund and the Adviser, dated December 30, 2009 (17)
8(c)(iii)	Amendment to Notice of Cancellation of Agreement to Pay Operating Expenses between the Fund and the Adviser, dated April 28, 2010 (17)
8(d)	Fee Revenue Agreement between the Distributor and the Adviser (16)
9(a)	Consent and Opinion of General Counsel (5)
9(b)	Consent and Opinion of General Counsel for Mid-Cap Equity Index and Aggressive Equity Funds (7)
9(c)	Consent and Opinion of General Counsel for Small Cap Value and Small Cap Growth Funds (14)
10(a)	Independent Registered Public Accounting Firm’s Consent (20)
10(b)	Power of Attorney of Carolyn N. Dolan (18)
10(c)	Power of Attorney of Kevin M. Kearney (18)
10(d)	Power of Attorney of LaSalle D. Leffall, III (18)
10(e)	Power of Attorney of John W. Sibal (18)
10(f)	Power of Attorney of Margaret M. Smyth (18)
10(g)	Power of Attorney of Patrick J. Waide, Jr. (18)
10(h)	Power of Attorney of William E. Whiston (18)
16(a)	Code of Ethics of the Fund (19)
16(b)	Code of Ethics of Mutual of America Securities Corporation (19)
16(c)	Code of Ethics of the Adviser (19)
16(e)	Code of Ethics of Oak Associates, Ltd. (12)

(1)	Included in Pre-Effective Amendment No. 3 filed with the Commission on January 29, 1996
(2)	Included in Pre-Effective Amendment No. 4 filed with the Commission on March 15, 1996
(3)	Included in Post-Effective Amendment No. 2 filed with the Commission on February 28, 1997
(4)	Included in Post-Effective Amendment No. 5 filed with the Commission on February 12, 1999
(5)	Included in Post-Effective Amendment No. 6 filed with the Commission on April 15, 1999
(6)	Included in Post-Effective Amendment No. 7 filed with the Commission on June 4, 1999
(7)	Included in Post-Effective Amendment No. 9 filed with the Commission on June 13, 2000
(8)	Included in Post-Effective Amendment No. 11 filed with the Commission on April 19, 2001
(9)	Included in Post-Effective Amendment No. 12 filed with the Commission on April 23, 2002
(10)	Included in Post-Effective Amendment No. 13 filed with the Commission on April 25, 2003
(11)	Included in Post-Effective Amendment No. 14 filed with the Commission on April 30, 2004
(12)	Included in Post-Effective Amendment No. 15 filed with the Commission on February 28, 2005
(13)	Included in Post-Effective Amendment No. 17 filed with the Commission on April 28, 2006
(14)	Included in Post-Effective Amendment No. 19 filed with the Commission on April 27, 2007
(15)	Included in Post-Effective Amendment No. 20 filed with the Commission on April 30, 2008
(16)	Included in Post-Effective Amendment No. 21 filed with the Commission on April 30, 2009
(17)	Included in Post-Effective Amendment No. 24 filed with the Commission on May 1, 2010
(18)	Included in Post-Effective Amendment No. 24 filed with the Commission on May 1, 2011
(19)	Included in Post-Effective Amendment No. 24 filed with the Commission on April 29, 2013
(20)	Filed herewith.

The above exhibits are filed under File No. 33-87874.

Item 24.   Persons Controlled By or Under Common Control with Registrant

The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company. Mutual of America Life Insurance Company is a New York mutual life insurance company, and as such no person has the direct or indirect power to control Mutual of America Life Insurance Company except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life Insurance Company has the right to vote for the election of directors of Mutual of America Life Insurance Company at annual elections and upon other corporate matters where policyholders’ votes are taken. Mutual of America Life Insurance Company’s ownership of its subsidiaries is as follows:

Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

—	Mutual of America Holding Company, Inc., a Delaware corporation, and

—	Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns

—	Mutual of America Securities Corporation, a Delaware corporation (the “Distributor”), and

—	Mutual of America Capital Management Corporation (the “Adviser”), a Delaware corporation.

Mutual of America Life Insurance Company through its separate accounts, owns substantially all of the shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company whose shares are offered only to those separate accounts for funding variable life insurance and variable annuity products.

Mutual of America Life Insurance Company currently owns a significant amount, but less than a majority, of Registrant’s outstanding shares.

Item 25.  Indemnification

Articles of Incorporation of the Fund. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

By-Laws of the Fund. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

Insurance. Coverage for officers and directors of the Adviser, Distributor and the Fund is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by Chubb, CNA, The Hartford, and Travelers, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy is $35 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. Coverage for life insurance company fiduciary liability coverage (errors and omissions) is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by Chartis, The Hartford and CNA, to Mutual of America Life Insurance Company et al. The deductible is $1,000,000 for the entity, with an aggregate limit of liability under the primary policy of $30 million.

By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Fund’s Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Fund to the extent set forth in the By-Laws.

By-Laws of the Distributor. The By-Laws of Mutual of America Securities Corporation, the principal underwriter and distributor for the fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Fund to the extent set forth in the By-Laws.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

Mutual of America Capital Management corporation (the Adviser) is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each director and officer of the Adviser are set forth below.

Name	Positions With Adviser	Principal Occupation During Past Two Years

Theresa A. Bischoff RC Consulting, LLC P.O Box 938 Culebra, PR 07775	Director	Partner, R.C. Consulting, LLC; formerly Chief Executive Officer, American Red Cross of Greater New York

Robert X. Chandler 33 Fairway Lane New Seabury, MA 02649	Director	Retired, formerly Director, Development Office, Archdiocese of Boston

Noreen Culhane 47 Langdon Terrace Bronxville, NY 10708	Director	Retired, formerly Executive Vice President, NYSE

Nathaniel A. Davis 17680 Old Meadow Rd McLean, VA 22102	Director	CEO and Chairman of the Board, K-12 Inc.; prior thereto Managing Director, Rannd Advisers

Robert C. Golden 33 Columbia Ave. Staten Island, NY 10305	Director	Retired, formerly Executive Vice President of Corporate Operations, Prudential Financial, Newark, N.J.

Christopher Quick 333 Earle Ovington Blvd. Suite 230 Uniondale, NY 11533	Director	General Partner, Burke & Quick Holdings, LLP; formerly Vice Chairman, Banc of America Specialist

James E. Quinn 59 Beachmont Terr. North Caldwell, NJ 07006	Director	Retired, formerly President, Tiffany & Co.

Alfred E. Smith, IV 191D Main Street New Canaan, CT 06840	Director	Retired, formerly Chairman of the Board, Saint Vincent’s Catholic Medical Center

John J. Stack 1160 Park Ave #9B NY, NY 10128	Director	Retired, formerly Chairman and CEO of Ceska Sporitelna, Prague, Czech Republic

Amir Lear 320 Park Avenue NY, NY 10022	Director, Chairman of the Board and Chief Executive Officer	Chairman and CEO, Mutual of America Capital Management Corporation

John R. Greed 320 Park Avenue NY, NY 10022	Senior Executive Vice President and Chief Financial Officer	Senior Executive Vice President and Chief Financial Officer Mutual of America Life Insurance Company

John J. Corrigan 320 Park Avenue NY, NY 10022	Executive Vice President and Internal Auditor	Executive Vice President and Internal Auditor Mutual of America Life Insurance Company

Thomas Dillman 320 Park Avenue NY, NY 10022	President	President of the Adviser

Andrew L. Heiskell 320 Park Avenue NY, NY 10022	Executive Vice President and Director of Fixed Income	Executive Vice President of the Adviser

Kathryn A. Lu 320 Park Avenue NY, NY 10022	Executive Vice President and Chief Compliance Officer	Executive Vice President and Chief Compliance Officer Mutual of America Life Insurance Company

Scott H. Rothstein 320 Park Avenue NY, NY 10022	Executive Vice President, Deputy General Counsel and Corporate Secretary	Executive Vice President and Deputy General Counsel of Mutual of America Life Insurance Company

George L. Medlin 320 Park Avenue NY, NY 10022	Executive Vice President and Treasurer	Executive Vice President and Treasurer Mutual of America Life Insurance Company

Stephen J. Rich 320 Park Avenue NY, NY 10022	Executive Vice President, Chief Equity Strategist	Executive Vice President, Equities Portfolio Manager of the Adviser

James J. Roth 320 Park Avenue NY, NY 10022	Senior Executive Vice President and General Counsel	Senior Executive Vice President and General Counsel, Formerly Executive Vice President and General Counsel, Mutual of America Life Insurance Company

Marguerite H. Wagner 320 Park Avenue NY, NY 10022	Executive Vice President, Equities Portfolio Manager	Executive Vice President, Equities Portfolio Manager of the Adviser

Gary P. Wetterau 320 Park Avenue NY, NY 10022	Executive Vice President, Fixed Income	Executive Vice President of the Adviser

James P. Accurso 320 Park Avenue NY, NY 10022	Senior Vice President, Director of Fixed Income Research	Senior Vice President of the Adviser

Susan J. Ferber 320 Park Avenue NY, NY 10022	Senior Vice President, Client Services	Senior Vice President of the Adviser

Joseph Gaffoglio 320 Park Avenue NY, NY 10022	Senior Vice President, Risk Management	Senior Vice President of the Adviser

David W. Johnson 320 Park Avenue NY, NY 10022	Senior Vice President, Fixed Income Research	Senior Vice President of the Adviser

Doreen M. Johns 320 Park Avenue NY, NY 10022	Senior Vice President, Research	Senior Vice President of the Adviser

Nancy McAvey 320 Park Avenue NY, NY 10022	Senior Vice President, Client Services	Senior Vice President of the Adviser

Paul Travers 320 Park Avenue NY, NY 10022	Senior Vice President, Client Services	Senior Vice President of the Adviser

Kevin M. Walsh 320 Park Avenue NY, NY 10022	Senior Vice President and Chief Marketing Officer	Senior Vice President of the Adviser

Duygu Akyatan 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

Evan B. Carpenter 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser since August 2012; prior thereto Senior Research Analyst, Lord Abbett

Kevin Frain 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

Thomas P. Kelly 320 Park Avenue NY, NY 10022	Vice President, Administration	Vice President of the Adviser

John Korbis 320 Park Avenue NY, NY 10022	Vice President, Fixed Income Research	Vice President of the Adviser
Alexander Kotlyar 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

Joseph P. O’Reilly 320 Park Avenue NY, NY 10022	Vice President, Marketing	Vice President of the Adviser

John Polcari 320 Park Avenue NY, NY 10022	Vice President, Fixed Income Research	Vice President of the Adviser

Jacqueline Sabella 320 Park Avenue NY, NY 10022	Vice President, Fixed Income	Vice President of the Adviser

Patrick Sullivan 320 Park Avenue NY, NY 10022	Vice President, Marketing	Vice President of the Adviser

Jamie A. Zendel 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

Alexander Ginis 320 Park Avenue NY, NY 10022	Second Vice President, Fixed Income Quantitative Analysis	Second Vice President of the Adviser

Benjamin L. Heben 320 Park Avenue NY, NY 10022	Second Vice President, Equities Research	Second Vice President of Adviser

Robert J. Lewis III 320 Park Avenue NY, NY 10022	Second Vice President, Fixed Income Research	Second Vice President of the Adviser

Michael Mastrogiannis 320 Park Avenue NY, NY 10022	Second Vice President, Equities	Second Vice President of the Adviser

Michelle Olave 320 Park Avenue NY, NY 10022	Second Vice President, Fixed Income	Second Vice President of the Adviser

Justin A. Sheehan 320 Park Avenue NY, NY 10022	Second Vice President, Marketing	Second Vice President of the Adviser since June 2012, prior thereto Investment Consultant, Quan-Vest Consultants

Item 27.  Principal Underwriters

(a) Mutual of America Securities Corporation (the “Distributor”), a Delaware corporation, is the principal underwriter and distributor for Fund shares.

(b) The names of the officers and directors of the Distributor, and their positions with the Distributor and the Fund, are as follows:

Name	Positions With Distributor	Position With the Fund
William Conway	Director Chairman of the Board and Chief Executive Officer	—

William Rose	Director, President	—
Amir Lear	Director

Joan Squires	Director and Executive Vice President

Jared Gutman	Director and Executive Vice President

James J. Roth	Senior Executive Vice President and General Counsel	Senior Executive Vice President and General Counsel

Christopher Miseo	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Accounting Officer

Kathryn A. Lu	Executive Vice President and Chief Compliance Officer	Executive Vice President and Chief Compliance Officer

John J. Corrigan	Executive Vice President and Internal Auditor	Executive Vice President and Internal Auditor

Scott H. Rothstein	Executive Vice President, Deputy General Counsel and Corporate Secretary	Executive Vice President, Deputy General Counsel and Corporate Secretary

Item 28.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-3 promulgated thereunder, will be maintained by the Adviser at its offices at 320 Park Avenue, New York, New York 10022 or with its custodian.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

The Fund hereby undertakes, if requested to do so by the holders of at least 10% of the Fund’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by applicable law and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of February, 2014.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
(REGISTRANT)

By:	/s/ John R. Greed

Title: Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 26, 2014.

Signatures		Title

/s/ John R. Greed		Director; Chairman, President and Chief Executive Officer
John R. Greed		(Principal Executive Officer)

/s/ George Medlin		Executive Vice President, Chief Financial Officer and Treasurer
George L. Medlin

* Carolyn N. Dolan		Director

*		Director
Kevin M. Kearney

*		Director
LaSalle D. Leffall, III

*		Director
John W. Sibal

*		Director
Margaret M. Smyth

*		Director
Patrick J. Waide, Jr.

*		Director
William E. Whiston

*By:	/s/ James J. Roth
James J. Roth
Attorney-in-Fact